Registration Nos. 333-196172

811-08561

As filed With the Securities and Exchange Commission on June 24, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ X ]

Pre-effective Amendment No.             [    ]

Post-Effective Amendment No.           [ 7 ]

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940                                                             [ X ]

Amendment No.                                [ 187 ]

AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R

(Exact Name of Registrant)

AMERICAN GENERAL LIFE INSURANCE COMPANY

(Name of Depositor)

2727-A Allen Parkway

Houston, Texas 77019-2191

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 871-2000

(Depositor’s Telephone Number, including Area Code)

Manda Ghaferi, Esq.

American General Life Insurance Company

21650 Oxnard Street

Woodland Hills, California 91367

(Name and Address of Agent for Service for Depositor and Registrant)

Copy to:

Bridgett M. Matthes, Esq.

American General Life Insurance Company

2919 Allen Parkway, L4-01

Houston, Texas 77019

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]	on pursuant to paragraph (b) of Rule 485

[ X ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PLATINUM CHOICE VUL 2

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the “Policies”) issued by American General Life Insurance Company (“AGL,” “Company,” “we,” or “us”) through its Separate Account VL-R

This Prospectus is dated August 23, 2019

This prospectus describes all material rights and features of the Platinum Choice VUL 2 flexible premium variable universal life insurance Policies issued by AGL. Platinum Choice VUL 2 Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Choice VUL 2 pays the death benefit upon the insured person’s death. The Policy owner and the insured person can be the same person. Our use of “you” generally means the owner and insured person are the same person. You choose one of two death benefit Options.

The “Index of Special Words and Phrases” will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus. Please check the Index of Special Words and Phrases to locate the page in this prospectus that will help to explain each underlined and bolded word or phrase listed in the Index.

This prospectus generally describes the investment options available under the Policy. The AGL fixed interest account (“Fixed Account”) is the fixed investment option for these Policies. You can also use AGL’s Separate Account VL-R (“Separate Account”) to invest in the Platinum Choice VUL 2 variable investment options. Please read this prospectus carefully and keep it for future reference.

Beginning on January 1, 2021, we will no longer send you paper copies of the shareholder reports for Funds available as investment options under your Policy unless you specifically request paper copies of the reports from us. Instead, the reports will be available on a website, and we will notify you by mail each time a report is posted. The notice will provide the website links to access the reports, as well as instructions for requesting paper copies. If you wish to continue receiving your reports in paper free of charge from us, please call our Administrative Center at 1-800-340-2765 (or for hearing impaired, 1-888-436-5256) or write to us at: VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600. Your election to receive reports in paper will apply to all investment options available under your Policy.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you wish to receive shareholder reports and other SEC disclosure documents from the Company electronically, please call VUL Customer Service at the telephone numbers above or log in to eService at www.aig.com/eservice. After you sign on, select “My Profile” and edit your communication preference. Once you’ve subscribed to VUL eDelivery, you will get a change confirmation email.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

During the first 5 Policy years, if the accumulation value reduced by any outstanding loan amount is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

After the first 5 Policy years, if the cash surrender value (the accumulation value less any applicable surrender charge, less any outstanding loan amount) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance. We offer several different insurance policies to meet the diverse needs of our customers. Our policies provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your insurance representative to determine the best product to meet your needs, you should consider among other things, whether the features of this Policy and the related fees provide the most appropriate package to help you meet your life insurance needs. You should consult with your insurance representative or financial advisor.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different. Please read the prospectus carefully for more detailed information regarding features and benefits of the Policy, as well as the risks of investing.

VARIABLE INVESTMENT OPTIONS

Certain Funds of the trusts listed below are offered as variable investment options in Platinum Choice VUL 2:

●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco V.I.”)
●	The Alger Portfolios (“Alger”)
●	American Century® Variable Portfolios, Inc. (“American Century® VP”)
●	American Funds Insurance Series® (“American Funds IS”)
●	Anchor Series Trust (“Anchor ST”)
●	Fidelity® Variable Insurance Products (“Fidelity® VIP”)
●	Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP”)
●	Janus Aspen Series (“Janus Aspen”)
●	JPMorgan Insurance Trust (“JPMorgan IT”)
●	MFS® Variable Insurance Trust (“MFS® VIT”)
●	Neuberger Berman Advisers Management Trust (“Neuberger Berman AMT”)
●	Oppenheimer Variable Account Funds (“Oppenheimer”)
●	PIMCO Variable Insurance Trust (“PIMCO”)
●	Seasons Series Trust (“Seasons ST”)
●	SunAmerica Series Trust (“SunAmerica ST”)
●	VALIC Company I (“VALIC Co. I”)
●	VALIC Company II (“VALIC Co. II”)

See “Variable Investment Options” for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL insurance representative or from our Administrative Center shown under “Contact Information.”

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CONTACT INFORMATION

Addresses and telephone numbers:

Here is how you can contact us about the Platinum Choice VUL 2 Policies.

The following is the Contact Information for Policies for which an application was signed after June 30, 2017.
ADMINISTRATIVE CENTER:	HOME OFFICE:	PREMIUM PAYMENTS:

(Express Delivery)

VUL Administration

340 Seven Springs Way, MC430

Brentwood, Tennessee 37027-5098

1-713-831-3443, 1-800-340-2765

(Hearing Impaired) 1-888-436-5256

Fax: 1-844-430-2639

(Except premium payments)

(U.S. Mail) VUL Administration P.O. Box 305600 Nashville, Tennessee 37230-5600	2727-A Allen Parkway Houston, Texas 77019 1-713-831-3443 1-800-340-2765

(Express Delivery)

American General Life Insurance Company

Payment Processing Center

340 Seven Springs Way, MC500

Brentwood, Tennessee 37027-5098

(U.S. Mail)

American General Life Insurance Company

P.O. Box 650103

Dallas, TX 75265-0103

The following is the Contact Information for Policies for which an application was signed before July 1, 2017 and received no later than July 10, 2017.
ADMINISTRATIVE CENTER:	HOME OFFICE:	PREMIUM PAYMENTS:

(Express Delivery)

VUL Administration

340 Seven Springs Way, MC430

Brentwood, Tennessee 37027-5098

1-713-831-3443, 1-800-340-2765

(Hearing Impaired) 1-888-436-5256

Fax: 1-844-430-2639

(Except premium payments)

(U.S. Mail) VUL Administration P.O. Box 305600 Nashville, Tennessee 37230-5600	2727-A Allen Parkway Houston, Texas 77019 1-713-831-3443 1-800-340-2765

(Express Delivery)

American General Life Insurance Company

Payment Processing Center

8430 West Bryn Mawr Avenue

3rd Floor Lockbox 0993

Chicago, IL 60631

(U.S. Mail)

American General Life Insurance Company

Payment Processing Center

P.O. Box 0993

Carol Stream, IL 60132-0993

SUMMARY OF POLICY BENEFITS

This summary describes the Policy’s important benefits and risks. The sections in this prospectus following this summary discuss the Policy’s benefits and other provisions in more detail.

During the insured person’s lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value upon the insured person’s death will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage. Your “cash value” is the amount of your Policy’s accumulation value less the surrender charge, if any.

You may currently allocate your accumulation value among a maximum of 46 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a “Fund,” and collectively, the “Funds”), and the Fixed Account, which credits a specified rate of interest.

Your accumulation value will vary based on the investment performance of the variable investment options you choose and the amount of interest credited to the Fixed Account.

Death Benefit

•          Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Choice VUL 2 Policy, you tell us how much life insurance coverage you want. We call this the “specified amount” of insurance. We will increase the death benefit by any additional death benefit under the riders you elected, if any. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee terminates if your Policy has lapsed.

●          Death Benefit Option 1 and Option 2:

You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the Policy’s maturity date. You must choose one of the two Options when you apply for your Policy.

●	Death Benefit Option 1 is the specified amount on the date of the insured person’s death.

●	Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person’s death and (b) the Policy’s accumulation value as of the date of death.

Federal tax law may require us to increase the death benefit under either of the above death benefit Options. See “Required minimum death benefit.”

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

•          Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you surrender your Policy during the first 5 Policy years, we will pay you an amount equal to your accumulation value less any outstanding loan amount. If you surrender your Policy after the first 5 Policy years, we will pay you the accumulation value, less any applicable surrender charge, less any outstanding loan amount (see “Policy loans” below). We refer to the amount that we pay you as your “cash surrender value.” You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

•          Partial Surrenders: You may, at any time after the first Policy year and before the Policy’s maturity date, make a partial surrender of your Policy’s cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $100,000. A partial surrender is also subject to any surrender charge that then applies and to the partial surrender processing fee. A partial surrender may have adverse tax consequences.

•          Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are limits on transfers from the Fixed Account. You may transfer only during the 60 days following each Policy anniversary. The amount is limited to the greater of 25% of the Fixed Account’s unloaned accumulation value or the amount you transferred from the Fixed Account during the prior Policy year. Transfers to or from the Fixed Account, and transfers under the automatic rebalancing and dollar cost averaging strategies offered by the Policy do not count toward the annual 12 free transfers.

•          Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy’s cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500. The outstanding loan amount equals:

●          the loan amount as of the beginning of the Policy year; plus

●          new loans taken; plus

●          accrued but unpaid loan interest; minus

●          loan repayments.

We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as loan collateral. We credit interest monthly on the collateral; we guarantee an annual effective interest rate of 4.00%.

Loan interest is due in advance and accrues daily. You may choose to: (i) have loan interest deducted from the amount being borrowed when the loan is made, or (ii) pay loan interest as it accrues. Any accrued, but unpaid, loan interest remaining at the end of a Policy year will be (i) deducted from the variable investment options according to allocation instructions you have given, and (ii) added to the part of your accumulation value in the Fixed Account being held as collateral for the loan.

Except for preferred loans, we charge you interest on your loan at an annual effective rate of 4.75%. After the tenth Policy year you may take preferred loans from your Policy, limited each Policy year to no more than 10% of your Policy’s accumulation value. We charge you interest on your preferred loan at an annual effective rate of 4.25% (maximum).

You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

•          Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy’s maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay “planned periodic premiums” monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. During the first 5 Policy years, your Policy will remain in force as long as (i) you invest enough to ensure that your Policy’s accumulation value less any outstanding loan amount is sufficient to cover charges due under the Policy or (ii) any applicable “guarantee period benefit” rider (described under “Guaranteed death benefits”) remains in effect. After the first 5 Policy years, your Policy will remain in force as long as (i) you invest enough to ensure that your Policy’s accumulation value less any applicable surrender charge, less any outstanding loan amount is sufficient to cover charges due under the Policy or (ii) any applicable guarantee period benefit rider remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the number and amount of a premium payment or reject a premium payment. (See “Premium Payments.”)

•          Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted before your net premium (premium paid less (i) any applicable state premium tax and (ii) any applicable premium expense charge) is allocated to your specified investment options. The free look period generally expires 10 days after you receive the Policy. Some states require a longer free look period.

The Policy

•          Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

•          Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

•          Fixed Account: You may allocate amounts to the Fixed Account where it earns interest at no lower than the guaranteed minimum annual effective rate of 2%. We may declare higher rates of interest, but are not obligated to do so.

•          Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

•          Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum.

•          Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, but the death benefit may be subject to federal estate taxes if the insured has incidents of ownership in the policy. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. Under a qualifying life insurance policy that is not a modified endowment contract (“MEC”), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Policy Riders

The Policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the Policy. There may be additional charges assessed for elected riders that will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code’s definition of life insurance as in effect from time to time. Not all riders are available in all states.

SUMMARY OF POLICY RISKS

Risk of Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.

Investment Risk

If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If, during the first 5 Policy years, your accumulation value reduced by any outstanding loan amount is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. After the first 5 Policy years, if your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. While any “guarantee period benefit” rider is applicable to your Policy, if you meet the requirements of your rider, your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

Tax Risks

We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1⁄2.

See “Federal Tax Considerations.” You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

The Policy is not designed to be a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy’s early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is significant enough in the Policy’s early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

For Policies applied for on or after August 23, 2019. If you surrender the Policy or decrease the specified amount, the surrender charge under the Policy applies for a maximum of the first nineteen (19) Policy years and for a maximum of the first 19 Policy years after any requested increase in the Policy’s specified amount. For Policies applied for before August 23, 2019. If you surrender the Policy or decrease the specified amount, the surrender charge under the Policy applies for a maximum of the first 9 Policy years and for a maximum of the first 9 Policy years after any requested increase in the Policy’s specified amount. Any outstanding loan amount reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should not purchase the Policy if you intend to surrender all or part of the accumulation value shortly after purchase. We designed the Policy to help meet long-term financial goals.

Policy Loan Risks

A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued loan interest payable from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

We reduce the amount we pay on the insured person’s death by the amount of any Policy loan and any accrued loan interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued loan interest payable reduce the cash surrender value to zero.

If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the outstanding loan amount, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

PORTFOLIO RISKS

A discussion of the risks of investing in each of the Funds may be found in its corresponding Fund prospectus. You may request a copy of any or all of the Fund prospectuses by contacting us or your AGL insurance representative.

There is no assurance that any variable investment option will meet its investment objectives.

TABLES OF FEES AND CHARGES

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. Fees and charges that appear in these Tables are current effective August 23, 2019. Each fee and charge in the Tables identified as a “representative charge” is likely to differ from the actual fees and charges that you are assessed.

The first tables describe the fees and charges that you will pay at the time that you buy the Policy, surrender the Policy, or transfer accumulation value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Statutory Premium Tax Charge[1]	Upon receipt of each premium payment	3.5% of each premium payment	3.5% of each premium payment
Partial Surrender Processing Fee	Upon a partial surrender of your Policy	The lesser of $25 or 2.0% of the amount of the partial surrender	$10
Transfer Fee[2]	Upon a transfer of accumulation value	$25 for each transfer	$25 for each transfer
Policy Owner Additional Illustration Charge	Upon each request for a Policy illustration after the first in a Policy year	$50	$0
Personalized Illustration Charge		$50 for each request after the first in a Policy year	$0

1 Statutory premium tax rates will vary depending on which state in which the Policy owner resides. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.

2 The first 12 transfers in a Policy year are free of charge.

Premium Expense Charges[1]
For Policies Applied For:	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
On or after August 23, 2019[2]
Maximum Charge[3]	Upon receipt of each premium payment	[25%]	[25%]
Minimum Charge[4]	Upon receipt of each premium payment	[25%]	[2%]
Representative Charge – for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Upon receipt of each premium payment	[25%]	[Policy years 1: 15% Policy years 2-10: 11% Policy years 11+: 5.7%]

On or after July 1, 2018 through August 22, 2019	Upon receipt of each premium payment	10%	Policy years 1-5: 7% Policy years 6-10: 2% Policy years 11+: 2%

On or after July 1, 2017 through June 30, 2018	Upon receipt of each premium payment	10%	Policy years 1-5: 7% Policy years 6-10: 5% Policy years 11+: 2%

On or before June 30, 2017	Upon receipt of each premium payment	10%	9%

1 The premium expense charge applies to the premium payment remaining after deduction of the premium tax charge.

2 For Policies applied for on or after August 23, 2019, the premium expense charge may vary based on the insured person’s sex, age, premium class, Policy year, and specified amount. The maximum guaranteed charge is a flat 25%; the current charge may vary. The current charge shown in the table may not be typical of the charge you will pay. More detailed information concerning your premium expense charge is available free of charge on request from our Administrative Center shown under “Contact Information.”

3 The guaranteed charge is 25%. The current “Maximum Charge” listed above (25%) applies to a male, age 18, standard tobacco, at Policy year 2, with a specified amount of $360,000.

4 The guaranteed charge is 25%. The current “Minimum Charge” listed above (2%) applies to a male, age 80, standard tobacco, at Policy year 11+, with a specified amount of $360,000.

Surrender Charge[1]
For Policies Applied For:	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
On or after August 23, 2019
Maximum Charge[2]	Upon a partial surrender or a full surrender of your Policy	$50 per $1,000 of specified amount	$50 per $1,000 of specified amount
Minimum Charge[3]	Upon a partial surrender or a full surrender of your Policy	$3 per $1,000 of specified amount	$3 per $1,000 of specified amount
Representative Charge for the first Policy year – for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Upon a partial surrender or a full surrender of your Policy	$24 per $1,000 of specified amount	$24 per $1,000 of specified amount
Before August 23, 2019
Maximum Charge[2]	Upon a partial surrender or a full surrender of your Policy	$45 per $1,000 of specified amount	$45 per $1,000 of specified amount
Minimum Charge[3]	Upon a partial surrender or a full surrender of your Policy	$2 per $1,000 of specified amount	$2 per $1,000 of specified amount
Representative Charge for the first Policy year – for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Upon a partial surrender or a full surrender of your Policy	$19 per $1,000 of specified amount	$19 per $1,000 of specified amount

1 Policies applied for on or after August 23, 2019, have a Surrender Charge that applies for the first 19 Policy years and for the first 19 Policy years following an increase in the Policy’s specified amount. Policies applied for before August 23, 2019, have a Surrender Charge that applies for the first 9 Policy years and for the first 9 Policy years following an increase in the Policy’s specified amount. The Surrender Charge will vary based on the insured person’s sex, age, premium class, Policy year and specified amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under “Contact Information.”

2 The maximum charge for both the maximum guaranteed charge and the current charge occurs during the insured person’s first Policy year. The maximum charge is for a female, age 61, standard tobacco, at the Policy’s date of issue, with a specified amount of $360,000.

3 The minimum charge for both the maximum guaranteed charge and the current charge occurs during the insured person’s 19th Policy year. The minimum charge is for a male, age 18, standard non tobacco at the Policy’s 19th Policy year, with a specified amount of $360,000.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges for Policies Applied for on or after August 23, 2019 (other than Fund fees and expenses)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Flat Monthly Charge	Monthly, at the beginning of each Policy month	$10	$10
Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$83.33 per $1,000 of net amount at risk[3]	$83.33 per $1,000 of net amount at risk[3]
Minimum Charge[4]	Monthly, at the beginning of each Policy month	$0.03 per $1,000 of net amount at risk[3]	$0.02 per $1,000 of net amount at risk[3]
Representative Charge for the first Policy year - for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Monthly, at the beginning of each Policy month	$0.11 per $1,000 of net amount at risk[3]	$0.10 per $1,000 of net amount at risk[3]

1 The Cost of Insurance Charge will vary based on the insured person’s sex, age, premium class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under “Contact Information.”    Also see “Illustrations.”

2 The maximum guaranteed charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 112th birthday. The maximum current charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 120th birthday. The Policy anniversary nearest the insured person’s 121st birthday is the Policy’s maximum maturity date. The maximum charge is for a male, standard tobacco, age 80 at the Policy’s date of issue, with a specified amount of $100,000.

3 The net amount at risk varies by the death benefit option selected. For a level death benefit, the net amount at risk is the difference between the specified amount and the accumulation value, not to be less than the minimum imposed by Section 7702 of the Internal Revenue Code. For an increasing death benefit, the net amount at risk is equal to the specified amount. (See “Federal Tax Considerations.”)

4 The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, age 18 at the Policy’s date of issue, with a specified amount of $100,000 or more.

Periodic Charges for Policies Applied for between July 1, 2017 and August 23, 2019 (other than Fund fees and expenses)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Flat Monthly Charge	Monthly, at the beginning of each Policy month	$10	$10
Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$83.33 per $1,000 of net amount at risk[3]	$83.33 per $1,000 of net amount at risk[3]
Minimum Charge[4]	Monthly, at the beginning of each Policy month	$0.02 per $1,000 of net amount at risk[3]	$0.01 per $1,000 of net amount at risk[3]
Representative Charge for the first Policy year - for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Monthly, at the beginning of each Policy month	$0.11 per $1,000 of net amount at risk[3]	$0.05 per $1,000 of net amount at risk[3]

1 The Cost of Insurance Charge will vary based on the insured person’s sex, age, premium class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under “Contact Information.” Also see “Illustrations.”

2 The maximum guaranteed charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 112th birthday. The maximum current charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 120th birthday. The Policy anniversary nearest the insured person’s 121st birthday is the Policy’s maximum maturity date. The maximum charge is for a male, standard tobacco, age 80 at the Policy’s date of issue, with a specified amount of $100,000.

3 The net amount at risk varies by the death benefit option selected. For a level death benefit, the net amount at risk is the difference between the specified amount and the accumulation value, not to be less than the minimum imposed by Section 7702 of the Internal Revenue Code. For an increasing death benefit, the net amount at risk is equal to the specified amount. (See “Federal Tax Considerations.”)

4 The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, juvenile, age 0 at the Policy’s date of issue, with a specified amount of $1,000,000 or more.

Periodic Charges for Policies Applied for on or before June 30, 2017 (other than Fund fees and expenses)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Flat Monthly Charge	Monthly, at the beginning of each Policy month	$10	$10
Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$83.33 per $1,000 of net amount at risk[3]	$33.33 per $1,000 of net amount at risk[3]
Minimum Charge[4]	Monthly, at the beginning of each Policy month	$0.02 per $1,000 of net amount at risk[3]	$0.01 per $1,000 of net amount at risk[3]
Representative Charge for the first Policy year - for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Monthly, at the beginning of each Policy month	$0.11 per $1,000 of net amount at risk[3]	$0.04 per $1,000 of net amount at risk[3]

1 The Cost of Insurance Charge will vary based on the insured person’s sex, age, premium class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under “Contact Information.” Also see “Illustrations.”

2 The maximum guaranteed charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 112th birthday. The maximum current charge occurs during the Policy year following the Policy anniversary nearest the insured person’s 120th birthday. The Policy anniversary nearest the insured person’s 121st birthday is the Policy’s maximum maturity date. The maximum charge is for a male, standard tobacco, age 80 at the Policy’s date of issue, with a specified amount of $100,000.

3 The net amount at risk varies by the death benefit option selected. For a level death benefit, the net amount at risk is the difference between the specified amount and the accumulation value, not to be less than the minimum imposed by Section 7702 of the Internal Revenue Code. For an increasing death benefit, the net amount at risk is equal to the specified amount. (See “Federal Tax Considerations.”)

4 The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, juvenile, age 0 at the Policy’s date of issue, with a specified amount of $1,000,000 or more.

Periodic Charges for Policies Applied for on or after August 23, 2019 (other than Fund fees and expenses)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Monthly Charge per $1,000 of specified amount[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month.[3]	$1.59 per $1,000 of specified amount	$1.59 per $1,000 of specified amount
Minimum Charge[4]	Monthly, at the beginning of each Policy month.[3]	$0.11 per $1,000 of specified amount	$0.11 per $1,000 of specified amount
Representative Charge for a 38 year old male with a specified amount of $360,000	Monthly, at the beginning of each Policy month.[3]	$0.34 per $1,000 of specified amount	$0.34 per $1,000 of specified amount
Daily Charge (mortality and expense risk fee) – Policy Years 1 - 10	Daily	annual effective rate of 0.70% of accumulation value invested in the variable investment options	annual effective rate of [0.25] % of accumulation value invested in the variable investment options
Daily Charge (mortality and expense risk fee) – Policy Years 11 - 20	Daily	annual effective rate of 0.35 % of accumulation value invested in the variable investment options	annual effective rate of [0.05] % of accumulation value invested in the variable investment options
Daily Charge (mortality and expense risk fee) – Policy Years 21+	Daily	annual effective rate of 0.15 % of accumulation value invested in the variable investment options	annual effective rate of [0] % of accumulation value invested in the variable investment options
Loan Interest Spread[5]	Annually, at the end of the Policy year	0.75% (effective annual rate)	0.75% (effective annual rate)

1 The Monthly Charge per $1,000 of specified amount will vary based on the amount of specified amount and the insured person’s sex, age and premium class. The Monthly Charge per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Your Policy refers to this charge as the “Monthly Expense Charge.” More detailed information covering your Monthly Charge per $1,000 of specified amount is available in your Policy and on request from our Administrative Center, or from your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

2 The maximum charge is for a 75 year old male, standard tobacco, with a specified amount of $360,000.

3 The charge is assessed during the first 5 Policy years and during the first 5 Policy years following an increase in specified amount. The charge assessed during the 5 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.

4 The minimum charge is for a female, age 18 at the Policy’s date of issue, with a specified amount of $1,000,000 or more.

5 The loan interest spread is the difference between the amount of interest we charge you at the end of each Policy year for a loan (guaranteed not to exceed an effective annual rate of 4.75% for other than preferred loans, and 4.00% for preferred loans) and the amount of interest we credit to the portion of your accumulation value in the Fixed Account used as collateral for the loan (an effective annual rate of 4.0% guaranteed). After the 10th Policy Year, you may take preferred loans from your Policy, limited each Policy year to an amount no greater than 10% of your accumulation value. The maximum loan interest spread on preferred loans is 0.25%.

Periodic Charges for Policies Applied for before August 23, 2019 (other than Fund fees and expenses)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Monthly Charge per $1,000 of specified amount[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month.[3]	$1.27 per $1,000 of specified amount	$1.27 per $1,000 of specified amount
Minimum Charge[4]	Monthly, at the beginning of each Policy month.[3]	$0.07 per $1,000 of specified amount	$0.07 per $1,000 of specified amount
Representative Charge – for a 38 year old male with a specified amount of $360,000	Monthly, at the beginning of each Policy month.[3]	$0.27 per $1,000 of specified amount	$0.27 per $1,000 of specified amount
Daily Charge (mortality and expense risk fee) – Policy Years 1 - 10	Daily	annual effective rate of 0.70% of accumulation value invested in the variable investment options	annual effective rate of 0.25% of accumulation value invested in the variable investment options
Daily Charge (mortality and expense risk fee) – Policy Years 11 - 20	Daily	annual effective rate of 0.35% of accumulation value invested in the variable investment options	annual effective rate of 0.05% of accumulation value invested in the variable investment options
Daily Charge (mortality and expense risk fee) – Policy Years 21+	Daily	annual effective rate of 0.15% of accumulation value invested in the variable investment options	annual effective rate of 0.00% of accumulation value invested in the variable investment options
Loan Interest Spread[5]	Annually, at the end of the Policy year	0.75% (effective annual rate)	0.75% (effective annual rate)

1 The Monthly Charge per $1,000 of specified amount will vary based on the amount of specified amount and the insured person’s sex, age and premium class. The Monthly Charge per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Your Policy refers to this charge as the “Monthly Expense Charge.” More detailed information covering your Monthly Charge per $1,000 of specified amount is available on request from our Administrative Center, or from your AGL insurance representative. There is no additional charge for any illustrations which may show various amounts of coverage.

2 The maximum charge is for a 75 year old male, standard tobacco, with a specified amount of $360,000.

3 The charge is assessed during the first 5 Policy years and during the first 5 Policy years following an increase in specified amount. The charge assessed during the 5 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.

4 The minimum charge is for a female, juvenile, age 0 at the Policy’s date of issue, with a specified amount of $1,000,000 or more.

5 The loan interest spread is the difference between the amount of interest we charge you at the end of each Policy year for a loan (guaranteed not to exceed an effective annual rate of 4.75% for other than preferred loans, and 4.00% for preferred loans) and the amount of interest we credit to the portion of your accumulation value in the Fixed Account used as collateral for the loan (an effective annual rate of 4.0% guaranteed). After the 10th Policy Year, you may take preferred loans from your Policy, limited each Policy year to an amount no greater than 10% of your accumulation value. The maximum loan interest spread on preferred loans is 0.25%.

The next tables describe the fees and expenses that you will pay on a transaction basis or periodically if you elect an optional policy rider during the time that you own the Policy.

Periodic Charges (optional policy riders)
Optional Policy Rider	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Overloan Protection Rider (for Policies Applied for before August 23, 2019)	One-time charge at time rider is exercised	5.0% of Policy’s accumulation value at time rider is exercised	3.5% of Policy’s accumulation value at time rider is exercised
Accidental Death Benefit Rider1, [7]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$0.15 per $1,000 of rider coverage	$0.15 per $1,000 of rider coverage
Minimum Charge[3]	Monthly, at the beginning of each Policy month	$0.07 per $1,000 of rider coverage	$0.07 per $1,000 of rider coverage
Representative Charge - for a 38 year old	Monthly, at the beginning of each Policy month	$0.09 per $1,000 of rider coverage	$0.09 per $1,000 of rider coverage
Children’s Term Life Insurance Rider	Monthly, at the beginning of each Policy month	$0.48 per $1,000 of rider coverage	$0.48 per $1,000 of rider coverage
Spouse Term Rider–Policies Applied for on or before May 17, 20194, [7]
Maximum charge[5]	Monthly at the beginning of each Policy month	$3.36 per $1,000 of rider coverage	$3.36 per $1,000 of rider coverage
Minimum charge. 6	Monthly at the beginning of each Policy month	$0.07 per $1,000 of rider coverage	$0.01 per $1,000 of rider coverage
Representative Charge - for a 38 year old male, preferred non-tobacco	Monthly at the beginning of each Policy month	$0.22 per $1,000 of rider coverage	$0.22 per $1,000 of rider coverage

1 The charge for the Accidental Death Benefit Rider will vary based on the insured person’s age.

2 The maximum charge is for a 65 year old.

3 The minimum charge is for a 29 year old.

4 The charge for the Spouse Term Rider will vary based on the spouse’s sex, age and premium class.

5 The maximum charge is for a 70 year old male, standard tobacco.

6 The minimum charge is for an 18 year old female, preferred non-tobacco.

7 The charge for this rider may not be representative of the charge that a particular Policy owner will pay. More information about the charge may be found under “Monthly charges for Policy Riders.” You may also review the terms of the rider. Your insurance representative can provide you with a copy.

Periodic Charges (optional policy riders)
Optional Policy Rider	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Waiver of Monthly Deduction Rider[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$0.64 per $1,000 of net amount at risk attributable to the Policy	$0.64 per $1,000 of net amount at risk attributable to the Policy
Minimum Charge[3]	Monthly, at the beginning of each Policy month	$0.01 per $1,000 of net amount at risk attributable to the Policy	$0.01 per $1,000 of net amount at risk attributable to the Policy
Representative Charge - for a 38 year old	Monthly, at the beginning of each Policy month	$0.02 per $1,000 of net amount at risk attributable to the Policy	$0.02 per $1,000 of net amount at risk attributable to the Policy

1 This charge will vary based on the insured person’s age when we assess the charge. The charge may not be representative of the charge that a particular Policy owner will pay. More information about the charge may be found under “Monthly charges for Policy Riders.” You may also review the terms of the rider. Your insurance representative can provide you with a copy.

2 The maximum charge is for a 59 year old male, standard non-tobacco.

3 The minimum charge is for an 18 year old.

Periodic Charges (optional policy riders)
Optional Policy Rider	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Terminal Illness Rider
Interest on Benefits	At time rider benefit is paid and each Policy anniversary thereafter	Greatest of (1) current yield on 90-day U.S. Treasury Bills; or (2) Moody’s Corporate Bond Yield Average-Monthly Average Corporates for month of October preceding calendar year for which loan interest rate is determined; or (3) interest rate used to calculate cash values in Fixed Account at the time the charge is assessed, plus 1%[1]	3.87%
Administrative Fee	At time of claim	$250	$150
Waiver of Specified Premium Rider—Policies applied for on or after May 1, 2017
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$0.26 per $1 of benefit payable under the rider	$0.26 per $1 of benefit payable under the rider
Minimum Charge[3]	Monthly, at the beginning of each Policy month	$0.05 per $1 of benefit payable under the rider	$0.05 per $1 of benefit payable under the rider
Representative Charge - for a 38 year old	Monthly, at the beginning of each Policy month	$0.07 per $1 of benefit payable under the rider	$0.07 per $1 of benefit payable under the rider

[1]	In California, Delaware, Washington D.C., Florida, North Dakota and South Dakota interest on benefits will be the greater of only items (2) or (3).

[2]	The maximum charge is for a rider issued at age 55.

[3]	The minimum charge is for a rider issued at age 15.

Periodic Charges (optional policy riders)
Optional Policy Rider	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Accelerated Access Solution – Policies Applied for on or after July 1, 2017[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$4.70 per $1000 of rider net amount at risk	$4.70 per $1000 of rider net amount at risk
Minimum Charge[3]	Monthly, at the beginning of each Policy month	$0.04 per $1000 of rider net amount at risk	$0.04 per $1000 of rider net amount at risk
Representative Charge[4] - for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Monthly, at the beginning of each Policy month	$0.09 per $1000 of rider net amount at risk	$0.09 per $1000 of rider net amount at risk
Accelerated Access Solution–Policies Applied for on or before June 30, 2017[1]
Maximum Charge[2]	Monthly, at the beginning of each Policy month	$4.95 per $1000 of rider net amount at risk	$4.95 per $1000 of rider net amount at risk
Minimum Charge[3]	Monthly, at the beginning of each Policy month	$0.04 per $1000 of rider net amount at risk	$0.04 per $1000 of rider net amount at risk
Representative Charge[4] - for a 38 year old male, preferred non-tobacco, with a specified amount of $360,000	Monthly, at the beginning of each Policy month	$0.09 per $1000 of rider net amount at risk	$0.09 per $1000 of rider net amount at risk

1 The maximum charge is for a benefit paid per diem. The charge for the Accelerated Access Solution will vary based on the insured person’s accelerated benefit amount option, age, sex, and premium class.

2 The maximum charge is for a benefit paid per diem for an 80 year old female, standard tobacco, with a specified amount of $100,000.

3 The minimum charge is for a benefit paid monthly as 2% of the Policy’s death benefit. The minimum charge is for an 18 year old male, preferred non-tobacco, with a specified amount of $1,000,000 or more.

4 The representative charge is for a benefit paid monthly as 2% of the Policy’s death benefit.

Periodic Charges (optional policy riders)
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Lapse Protection Benefit Rider – Policies Applied for before August 23, 2019	Monthly, at the beginning of each Policy month	$0[1]	$0[1]

1 The charge deducted from the Policy’s accumulation value is $0.0008.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2018. Current and future expenses for the Funds may be higher or lower than those shown.

Annual Fund Fees and Expenses (expenses that are deducted from the Fund assets)
Charge	Maximum	Minimum
Total Annual Fund Operating Expenses for all of the Funds (expenses that are deducted from portfolio assets include management fees, distribution (12b-1) fees, and other expenses)[1]	1.40%	0.34%

Details concerning each Fund’s specific fees and expenses are contained in the Fund’s prospectus.

1 Currently 11 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2020. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

GENERAL INFORMATION

American General Life Insurance Company

We are American General Life Insurance Company (“AGL” or the “Company”). AGL is a stock life insurance company organized under the laws of Texas. AGL’s home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.

AGL is regulated by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL’s operations.

We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, as well as the financial statements of Separate Account VL-R, are located in the Statement of Additional Information (“SAI”). The SAI is available at no charge by sending your request to our Administrative Center located at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600 or by calling us at 1-800-340-2765. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Separate Account VL-R

We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate “divisions,” 46 of which correspond to the 46 variable “investment options” under the Policy. The remaining 42 divisions, and all of these 46 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of AGL’s other assets.

The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Statement of Additional Information

We have filed a Statement of Additional Information (the “SAI”) with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

When we refer to “you,” we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options. We will accept the authorization of one owner for transfers and changes in premium and deduction allocations.

Administrative Center. The Administrative Center provides service to all Policy owners. See “Contact Information.” For applications, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under “Contact Information.” You should communicate notice of the insured person’s death, including any related documentation, to our Administrative Center address.

eDelivery, eService, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the on line enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

eService transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are also permitted to make the requests by eService and/or by telephone. See “Telephone transactions.”).

•	transfer of accumulation value;*

•	change of allocation percentages for premium payments;*

•	change of allocation percentages for Policy deductions;*

•	telephone transaction privileges;*

•	loan;*

•	full surrender;

•	partial surrender;*

•	premium payments;**

•	change of beneficiary or contingent beneficiary;

•	loan repayments or loan interest payments;**

•	change of death benefit option or manner of death benefit payment;

•	change in specified amount;

•	addition or cancellation of, or other action with respect to any benefit riders;

•	election of a payment option for Policy proceeds; and

•	tax withholding elections.

* These transactions are permitted by eService, by telephone or in writing. ** These transactions are permitted by eService or in writing.

We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, or from your AGL insurance representative. Each communication must include your name, Policy number and, if you are not the insured person, that person’s name. We cannot process any transaction request that is not received in good order. See “Date of Receipt.”

One-time premium payments using eService. You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United States Federal Reserve System (“Federal Reserve”) is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See “Effective Date of Policy and Related Transactions.”

Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange (“NYSE”) is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person’s and owner’s names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the federal securities laws.

Illustrations

We may provide you with illustrations for your Policy’s death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy’s fees and charges, the variable investment options’ fees and charges, and your Policy loan and partial surrender history.

Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person’s age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy’s actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $50 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

VARIABLE INVESTMENT OPTIONS

We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

Variable Investment Options	Investment Adviser (sub-adviser, if applicable)
Alger Capital Appreciation Portfolio – Class I-2 Shares	Fred Alger Management, Inc.
American Century® VP Value Fund	American Century Investment Management, Inc.
American Funds IS Asset Allocation Fund – Class 2 (high total return (including income and capital gains) consistent with preservation of capital over the long term)	Capital Research and Management CompanySM
American Funds IS Global Growth Fund – Class 2	Capital Research and Management Company
American Funds IS Growth Fund – Class 2	Capital Research and Management Company
American Funds IS Growth-Income Fund – Class 2	Capital Research and Management Company
American Funds IS High-Income Bond Fund – Class 2	Capital Research and Management Company
American Funds IS International Fund – Class 2 (long-term growth of capital)	Capital Research and Management Company
Anchor ST SA Wellington Capital Appreciation Portfolio – Class 3	SunAmerica Asset Management, LLC* (Wellington Management Company LLP)
Anchor ST SA Wellington Government and Quality Bond Portfolio – Class 3	SunAmerica Asset Management, LLC* (Wellington Management Company LLP)
Fidelity® VIP Contrafund® Portfolio - Service Class 2 (long-term capital appreciation)	Fidelity Management & Research Company (FMR) (FMR Co., Inc.) (Other affiliates of FMR)
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Fidelity Management & Research Company (FMR) (FMR Co., Inc.) (Other affiliates of FMR)

Variable Investment Options	Investment Adviser (sub-adviser, if applicable)
Fidelity® VIP Government Money Market Portfolio - Service Class 2[1]	Fidelity Management & Research Company (FMR) (Fidelity Investments Money Management, Inc.) (Other affiliates of FMR)
Fidelity® VIP Growth Portfolio - Service Class 2	Fidelity Management & Research Company (FMR) (FMR Co., Inc.) (Other affiliates of FMR)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity Management & Research Company (FMR) (FMR Co., Inc.) (Other affiliates of FMR)
Franklin Templeton Franklin Small Cap Value VIP Fund – Class 2	Franklin Advisory Services, LLC
Franklin Templeton Franklin Mutual Shares VIP Fund - Class 2 (capital appreciation with income as a secondary goal)	Franklin Mutual Advisers, LLC
Invesco V.I. Global Real Estate Fund - Series I Shares	Invesco Advisers, Inc. (Invesco Asset Management Limited)
Invesco V.I. Growth and Income Fund - Series I Shares	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I Shares	Invesco Advisers, Inc.
Invesco Oppenheimer V.I Global Fund (formerly known as Oppenheimer Global Fund/VA) - Series I Shares	Invesco Advisers, Inc.
Janus Henderson Enterprise Portfolio - Service Shares (long-term growth of capital)	Janus Capital Management LLC
Janus Henderson Forty Portfolio - Service Shares (long-term growth of capital)	Janus Capital Management LLC
JPMorgan IT Core Bond Portfolio - Class 1 Shares	J.P. Morgan Investment Management Inc.
MFS® VIT New Discovery Series - Initial Class (capital appreciation)	Massachusetts Financial Services Company
MFS® VIT Research Series - Initial Class (capital appreciation)	Massachusetts Financial Services Company
Neuberger Berman AMT Mid Cap Growth Portfolio - Class I	Neuberger Berman Investment Advisers LLC
PIMCO CommodityRealReturn® Strategy Portfolio - Administrative Class (maximum real return)	Pacific Investment Management Company LLC
PIMCO Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio - Administrative Class (maximum real return)	Pacific Investment Management Company LLC
PIMCO Short-Term Portfolio - Administrative Class	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio - Administrative Class	Pacific Investment Management Company LLC
Seasons ST SA Multi-Managed Mid Cap Value Portfolio – Class 3	SunAmerica Asset Management, LLC* (Massachusetts Financial Services Company)
SunAmerica ST SA JPMorgan Diversified Balanced Portfolio – Class 1 Shares (total return)	SunAmerica Asset Management, LLC* (J.P. Morgan Investment Management Inc.)
VALIC Co. I Dynamic Allocation Fund[2]	VALIC** (SunAmerica Asset Management, LLC*) (AllianceBernstein L.P.)
VALIC Co. I Emerging Economies Fund (capital appreciation)	VALIC** (J.P. Morgan Investment Management Inc.)
VALIC Co. I International Value Fund (long-term growth of capital)	VALIC** (Templeton Global Advisors Limited)
VALIC Co. I International Equities Index Fund	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. I Mid Cap Index Fund	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. I Nasdaq-100® Index Fund	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. I Science & Technology Fund[3]	VALIC** (Allianz Global Investors U.S. LLC) (T. Rowe Price Associates, Inc.) (Wellington Management Company LLP)
VALIC Co. I Small Cap Index Fund	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. I Stock Index Fund	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. II Mid Cap Value Fund[4]	VALIC** (Boston Partners Global Investors, Inc. d/b/a Boston Partners) (Wellington Management Company LLP)
VALIC Co. II Socially Responsible Fund[5]	VALIC** (SunAmerica Asset Management, LLC*)
VALIC Co. II Strategic Bond Fund	VALIC** (PineBridge Investments LLC)

1 There is no assurance that the Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, yield on this investment option may become extremely low and possibly negative.

2 The Fund type for VALIC Co. I Dynamic Allocation Fund is capital appreciation and current income while managing net equity exposure. The Fund has an investment strategy that may serve to reduce the risk of investment losses that could require AGL to use its own assets to make payments in connection with certain guarantees under the Policy. In addition, the Fund may enable AGL to more efficiently manage its financial risks associated with guarantees like death benefits, due in part to a formula developed by AGL and provided to the Fund’s sub advisers. The formula used by the sub advisers is described in the Fund’s prospectus and may change over time based on proposals by AGL. Any changes to the formula proposed by AGL will be implemented only if they are approved by the Fund’s investment adviser and the Fund’s Board of Directors, including a majority of the Board’s independent directors. Please see the VALIC Company I prospectus and Statement of Additional Information for details.

3 The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

4 The Fund type for VALIC Co. II Mid Cap Value Fund is capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

5 The Fund type for VALIC Co. II Socially Responsible Fund is growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

*	SunAmerica Asset Management, LLC is an affiliate of AGL.
**	“VALIC” means The Variable Annuity Life Insurance Company, an affiliate of AGL.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes on our systems, we may provide you with various forms, reports and confirmations that reflect a Fund’s prior name.

You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their applicable Fund prospectuses. You should carefully read the Funds’ prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund’s prospectus may occasionally be supplemented by the Fund’s Investment Adviser. Please check the Platinum Choice VUL 2 webpage at http://www.aig.com/individual/insurance/life/variable-universal-life/ag-platinum-choice to view the Fund prospectuses and their supplements, or contact us at our Administrative Center to request copies of Fund prospectuses and their supplements.

We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners’ inquiries about the Funds. Currently, these payments range from 0.10% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We have entered into a services agreement with PIMCO Variable Insurance Trust (“PIMCO”) under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

We also receive what are referred to as “12b-1 fees” from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated. These arrangements do not result in any additional charges under the Policies that are not described under “Charges Under the Policy.”

We offer Funds of the Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Co. I and VALIC Co. II at least in part because they are managed by SunAmerica Asset Management, LLC or VALIC, each an affiliate of AGL. AGL and/or its affiliates may be subject to certain conflicts of interest as AGL may derive greater revenues from Funds managed by affiliates than certain other available funds.

Payments We Make

We make payments in connection with the distribution of the Policies that generally fall into the three categories below.

Commissions. Registered representatives of broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the Policy to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the Policies. We pay commissions to the selling firms for the sale of your Policy. The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.

Additional cash compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold Policies. Sales-based payments primarily create incentives to make new sales of Policies.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our Policies, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our Policies. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our Policies.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a Policy on a basis in which an additional amount is credited to the Policy.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the Policy. We hope to benefit from these revenue sharing arrangements through increased sales of our Policies and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our Policies over other variable universal life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this Policy.

Non-cash compensation. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and the Financial Industry Regulatory Authority rules.

Payments We Receive

We may directly or indirectly receive revenue sharing payments from the trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that make such payments to us. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select.

We generally receive three kinds of payments described below.

Rule 12b-1 or service fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.35% of the average daily net assets in certain Funds. These fees are deducted directly from the assets of the Funds.

Administrative, marketing and support service fees. We receive compensation of up to 0.35% annually based on assets under management from certain trusts’ investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds or wholly from the assets of the Funds. Policy owners, through their indirect investment in the trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain trusts’ investment advisers or their affiliates and vary by trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others.

Other payments. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Funds in the Policy. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser’s, subadviser’s or distributor’s participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the Policy.

Voting Privileges

We are the legal owner of the Funds’ shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund’s shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

In certain cases, we may disregard instructions relating to changes in a Fund’s investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. The minimum guaranteed rate of interest we credit is shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under “Allocation of charges.” The “daily charge” described in “Charges Under the Policy,” and the fees and expenses of the Funds discussed in the “Tables of Fees and Charges,” do not apply to the Fixed Account.

You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. See “Transfers of existing accumulation value.”

Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Obligations that are paid out of our general account include any amounts you have allocated to the Fixed Account, including any interest credited thereon, and amounts owed under your Policy for death and/or living benefits which are in excess of portions of accumulation value allocated to the variable investment options. The obligations and guarantees under the Policy are our sole responsibility. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments. The general account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. We manage our exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of our assets and liabilities, monitoring or limiting prepayment and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.

Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account. The minimum annual effective rate is 2%.

Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

POLICY FEATURES

Age

Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the “age nearest birthday.”

Effective Date of Policy and Related Transactions

Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a “valuation date” or a “business day.”

We compute accumulation values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our “close of business.” We call the time from the close of business on one valuation date to the close of business of the next valuation date a “valuation period.” We are closed only on those holidays the NYSE is closed.

Fund pricing. Each Fund calculates a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

Date of receipt. Generally we consider that we have received a premium payment, transaction request, or another communication from you on the day we actually receive it in good order at any of the addresses shown under “Contact Information.” “Good order” means that the instruction we receive is sufficiently complete and clear, and includes all forms, information, and documentation, so that AGL does not need to exercise any discretion to follow such an instruction. All orders to allocate premium payments, or to process a withdrawal request, a loan request, a request to surrender your Policy, a request to transfer existing accumulation value, or a death benefit claim, must be in good order. If we receive a transaction request after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person’s premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person’s health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $1,000,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our “Limited Temporary Life Insurance Agreement,” available to you when you apply for a Policy.

Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges is called the “Date of Issue.” Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these “monthly deduction days.”

Commencement of investment performance. We invest your initial premium in any variable investment options you have chosen, as well as the Fixed Account, on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

•          Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy’s monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

•          We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

•          If you exercise your right to return your Policy described under “Free look period”, your coverage will end when you deliver it to your AGL insurance representative, or if you mail it to us, the date it is postmarked; and

•          If you pay a premium at the same time that you make a Policy request that requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the “Code”). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Death Benefits

Your specified amount of insurance. In your application to buy a Platinum Choice VUL 2 Policy, you tell us how much life insurance coverage you want. We call this the “specified amount” of insurance. You may request an increase or deduction in the specified amount, provided that certain conditions are met. For more information, see “Changing the Specified Amount of Insurance.”

Your death benefit. You must choose one of two death benefit Options under your Policy at the time it is issued.

You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy’s maturity date. The death benefit we will pay is reduced by any outstanding loan amount and increased by any prepaid loan interest that is not accrued. Depending on the Option you choose, the death benefit we will pay is:

•          Option 1 - The specified amount on the date of the insured person’s death.

•          Option 2 - The sum of (a) the specified amount on the date of the insured person’s death and (b) the Policy’s accumulation value as of the date of death.

See “Partial surrender” for more information about the effect of partial surrenders on the amount of the death benefit.

Under Option 2, your death benefit may be higher than under Option 1, which may result in increased cost of insurance charges. Because the monthly insurance charge we deduct under Option 2 will also be higher to compensate us for our additional risk your accumulation value for the same amount of premium may be higher under Option 1 than under Option 2.

Any premiums we receive after the insured person’s date of death will be returned and not included in your accumulation value.

Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the “required minimum death benefit” as explained below.

Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law may be used: the “guideline premium test” or the “cash value accumulation test.” Only the cash value accumulation test will be used for Policies applied for on or after August 23, 2019. For Policies applied for before August 23, 2019, the owner must elect one of these tests when the owner applies for a Policy. After we issue the Policy, the choice may not be changed.

Under the cash value accumulation test, there are no limits on the amount of premium an owner can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

The required minimum death benefit is calculated as shown in the tables that follow. If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

Under federal tax law rules, if you selected death benefit Option 1 and use the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, under the cash value accumulation test, it is more likely that the required minimum death benefit will apply if you select death benefit Option 1.

If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause the death benefit under the Policy to be higher than it would be under the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

Under the cash value accumulation test, we calculate the required minimum death benefit by multiplying the Policy’s accumulation value by a required minimum death benefit percentage that varies based on the age and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 120.

APPLICABLE PERCENTAGES UNDER CASH VALUE ACCUMULATION TEST POLICIES APPLIED FOR ON OR AFTER AUGUST 23, 2019
Insured Person’s Attained Age	40	45	50	55	60	65	70	75	99	100+
%	481%	406%	343%	290%	246%	210%	181%	158%	103%	100%

APPLICABLE PERCENTAGES UNDER CASH VALUE ACCUMULATION TEST POLICIES APPLIED FOR BEFORE AUGUST 23, 2019
Insured Person’s Attained Age	40	45	50	55	60	65	70	75	99	100+
%	418%	352%	298%	253%	218%	189%	167%	148%	104%	100%

For Policies applied for before August 23, 2019. Under the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement.

If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy’s accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person’s age is 40 or less, and decreases each year thereafter to 100% when the insured person’s age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

APPLICABLE PERCENTAGES UNDER GUIDELINE PREMIUM TEST POLICIES APPLIED FOR BEFORE AUGUST 23, 2019
Insured Person’s Attained Age	40	45	50	55	60	65	70	75	95+
%	250%	215%	185%	150%	130%	120%	115%	105%	100%

Your Policy calls the multipliers used for each test the “Death Benefit Corridor Rate.”

Premium Payments

Premium payments. We call the payments you make “premiums” or “premium payments.” The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, will be allocated upon receipt to the available investment options you have chosen.

Premium payments and transaction requests in good order. We will accept the Policy owner’s instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner’s investment options, contingent upon the Policy owner’s providing us with instructions in good order.

When we receive a premium payment or transaction request in good order, it will be treated as described under “Effective date of other premium payments and requests that you make.” If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner’s request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy’s insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under “Federal Tax Considerations.” We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under “Increase in coverage”).

We reserve the right to reject any premium.

Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to “American General Life Insurance Company,” or “AGL.” Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under “Contact Information.” We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under “Contact Information.”

Planned periodic premiums. A “Planned Periodic Premium” is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy’s cash surrender value stays above zero or that the guarantee period benefit (described under “Guaranteed death benefits”) remains in effect (“Cash surrender value” is explained under “Full Surrenders”). The less you invest, the more likely it is that your Policy’s cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value to pay the fees and charges under the Policy.

Guaranteed death benefits. Your Policy may have a “guarantee period benefit” rider that provides guarantees on your death benefit. While one of these riders is in effect, your Policy and any other benefit riders you have selected will not lapse as long as you meet the requirements associated with that rider. Subject to the terms of the rider, if you meet your rider’s requirements while the rider is in force, your Policy will not lapse even if your Policy’s cash surrender value has declined to zero.

One of these riders, the “20-year benefit rider,” is available only to owners of Policies applied for before August 23, 2019, and is made available automatically to Policy owners who do not elect the lapse protection benefit rider at Policy issue; in limited circumstances, we also make this rider available to Policy owners who terminate the lapse protection benefit rider they have purchased. There is no additional charge for the rider. This rider only guarantees the death benefit for a given period. The required “monthly guarantee premiums” for this rider are shown in your Policy.

The second rider is the lapse protection benefit rider. Owners of Policies applied for before August 23, 2019, must elect this rider at Policy issue. This rider is automatically provided to owners of Policies applied for on or after August 23, 2019. There may be a charge for this rider, depending upon when the policy was applied for. See the “Tables of Fees and Charges.”

There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the 20-year benefit rider and one that does not, because the rider is free of charge. However, if there is a charge for the lapse protection benefit rider, Policy values are lower for a Policy that has this rider as opposed to one that does not.

The conditions and benefits of each rider are described under “Policy Riders”. Be sure to review their descriptions.

Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center or return it to the AGL insurance representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocation

Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see “Market timing”, “Restrictions initiated by the Funds and information sharing obligations,” and “Additional Rights That We Have”).

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Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

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Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

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Transacting multiple transfer requests. In the event you provide us, during one valuation period, with more than one transfer request in good order, we will treat the multiple requests as only one transfer request.

The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of “a” or “b” below:

a.	25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

b.	the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account. There are no restrictions on the frequency or amount you may transfer into the Fixed Account. Transfers to or from the Fixed Account do not count toward the annual 12 free transfers.

Dollar cost averaging. Dollar cost averaging is an investment strategy designed to help reduce the risks that result from market fluctuations. Dollar cost averaging does not result in any transfers to or from the Fixed Account. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to potentially reduce the risk of investing most of your funds at a time when prices are high. Dollar cost averaging (“DCA program”) is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. We compute values under a Policy on each valuation date. A valuation period is the time from the close of business on a valuation date to the close of business on the next valuation date. You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service. We reserve the right to modify, suspend or terminate the DCA program at any time.

Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current and compliant premium allocation designation. Automatic rebalancing does not result in any transfers to or from the Fixed Account. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing, unless you elect the lapse protection benefit rider. When the lapse protection benefit rider is elected, there is no minimum accumulation value to begin automatic rebalancing. Automatic rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

●	dilution in the value of Fund shares underlying investment options of other Policy owners;

●	interference with the efficient management of the Fund’s portfolio; and increased administrative costs.

We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

We are required to monitor the Policies to determine if a Policy owner requests:

●	a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

●	a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

●	a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

●	a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Policy owner’s same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner’s first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner’s subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

In most cases transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

(1)	if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

(2)	the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

(3)	the second transaction above is considered market timing.

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Policy owners the same. Despite our monitoring, however, we may not be able to detect or halt all harmful trading.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Fund. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Funds.

Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner’s transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund’s instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund’s policies and procedures.

Please read the Funds’ prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. Upon a Fund’s request, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

Changing the Specified Amount of Insurance

Increase in coverage. At any time before the Policy’s maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, sex and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the amount of the increase for the 9 Policy years following the increase.

Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of specified amount. The additional charge assessed for the first 5 Policy years following the increase will be applied only to the increase in your specified amount. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

Decrease in coverage. After the first Policy year and before the Policy’s maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit must be at least the greater of:

•	$100,000; and

•	any minimum amount which is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

We will apply any decrease in coverage as of the monthly deduction day (see “Monthly deduction days”) following the valuation date we receive the request.

The decrease in coverage is applied in the following order:

•	Against the specified amount provided by the most recent increase;

•	Against the next most recent increases successively;

•	Against the specified amount provided under your original application.

We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

A reduction in specified amount will not reduce the monthly charges per $1,000 of specified amount, or the amount of time for which we assess these charges. For instance, if you increase your coverage and follow it by a decrease in coverage within five years of the increase, we will assess the monthly charge per $1,000 of specified amount against the increase in coverage for the full five years even though you have reduced the amount of coverage.

Changing Death Benefit Options

Change of death benefit Option. You may at any time before the Policy’s maturity date while the insured person is living request us to change your death benefit option from: Option 1 to Option 2; or Option 2 to Option 1.

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If you change from Option 1 to Option 2, we automatically reduce your Policy’s specified amount of insurance by the amount of your Policy’s accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in “Decrease in coverage.” We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of specified amount will not change. At the time of the change of death benefit option, your Policy’s monthly insurance charge and surrender value will not change.

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If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy’s specified amount by the amount of your Policy’s accumulation value. The monthly charge per $1000 of specified amount will not change. At the time of the change of death benefit option, your Policy’s monthly insurance charge and surrender value will not change.

Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of any “guarantee period benefit” rider in effect under a Policy. As long as the requirements of any such rider are met, we will pay a death benefit even if the Policy’s cash surrender value declines to zero. The details of this guarantee are discussed under “20-year benefit rider” and “Lapse protection benefit rider.”

Tax consequences of changes in insurance coverage. Please read “Tax Effects” to learn about possible tax consequences of changing your insurance coverage under your Policy. You should consult a tax advisor regarding your circumstances.

Account Value Enhancement

Your Policy will be eligible for an Account Value Enhancement at the end of the 21st Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be 0.01% or greater. We will inform you following the end of each Policy year the amount, if any, of Account Value Enhancement credited to your Policy.

Here are the additional terms of the Account Value Enhancement:

●	Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

●	The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

●	Each Account Value Enhancement will be allocated to your Policy’s investment options using the premium allocation percentages you have in effect at the time of allocation.

●	There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See “Investment Risk.”

Reports to Policy Owners

Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy’s current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We will review your claim and potentially correct any errors. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the federal securities laws.

POLICY RIDERS

Riders

The following supplemental benefits (riders) are offered under the Policy. These riders may not be available in all states, and certain benefits and features may vary by state and may be available under a different name in some states. Certain riders are automatically added to your Policy, free of charge at Policy issue; you may elect to add other optional rider benefits to your Policy.    For the riders that you elect, the Company will deduct an additional charge from your accumulation value on each monthly deduction day. (See “Table of Fees and Charges.”) The charges assessed for elected riders may vary based on the individual characteristics of the insured. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidelines and rules that pertain to the Code’s definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in each rider, which your insurance representative can review with you before you decide to elect any of them. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account.

Adding supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so. Some riders may be elected only at the time of application. Once a rider is elected, we will not terminate the rider without your consent (nor will the rider terminate by operation of law) if all terms and conditions are fully satisfied.

We may discontinue offering riders at any time.

Enhanced Surrender Value Rider (for Policies issued on or after August 23, 2019). This rider is also referred to as the return of premium rider (“ROP Rider”). The benefit under this rider may increase the amount payable if you surrender your Policy after a certain number of years. If the rider is in force and the Policy is surrendered during the 60-day period immediately following a certain number of policy years, then the benefit under this rider will equal a specified percentage of premiums paid less any partial surrenders. Currently,

●	the enhanced surrender value at the end of policy year 20 equals 50% of premiums paid less any partial surrenders

●	the enhanced surrender value at the end of policy year 25 equals 100% of premiums paid less any partial surrenders

In no event will the enhanced surrender value exceed (i) the lowest specified amount (i.e., the smallest Policy specified amount at any time before the date of surrender, taking into account any increases or decreases in specified amount that have occurred) divided by death benefit corridor rate at the time of surrender, or (ii) the lowest specified amount multiplied by a specified percentage, referred to as an “Enhancement Cap,” that is set forth in the rider schedule.

This rider is automatically available under the Policy. No additional charge is assessed for this rider.

The rider will terminate and the enhanced surrender value benefit will be lost if the CG Account value (as discussed below) falls below the level specified in rider. The rider will also terminate when the Policy terminates. Once the rider terminates, it cannot be reinstated.

Guaranteed Minimum Cash Value Rider (for Policies issued on or after August 19, 2019). Under this rider, the benefit payable upon surrender of the Policy is the greater of: (i) the guaranteed minimum cash value provided by this rider on the date of surrender or (ii) the cash surrender value provided by the Policy on the date of surrender. The guaranteed minimum cash value provided by this rider equals (A multiplied by B) minus C, where

●	A =
●	The specified amount of the Policy on the date of surrender divided by 1,000; multiplied by
●	The applicable guaranteed cash value factor, based on the Policy year in which the surrender occurs.
●	B = the lesser of
●	1.0, or
●	CG Account value (as of the date of surrender) divided by the CG threshold value (as of the date of surrender).
●	C = any outstanding loan balance.

The rider is automatically provided to a Policy owner once the first premium payment has been paid. We do not assess an additional charge for this rider.

A guaranteed minimum cash value benefit will be paid if the Policy is surrendered while this rider, the lapse protection benefit rider, and the CG benefit, are in effect. A benefit will not be paid under this rider if an enhanced surrender value rider benefit also is payable under the Policy, and the amount of that enhanced surrender value benefit exceeds the amount of the guaranteed minimum cash value rider benefit.

This rider will terminate on earliest of: (i) the date the Policy terminates, (ii) the date the specified amount of the Policy increases, or (iii) the date a Policy owner’s requested change in premium class for the insured occurs (see “Underwriting and premium classes”). Once terminated, this rider cannot be reinstated.

Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is an additional charge for this rider, which currently is $0.09 each month for each $1000 of rider coverage for a 38 year old insured person. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

Children’s Term Life Insurance Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is an additional charge for this rider, which currently is $0.48 each month for each $1000 of rider coverage. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person’s 65th birthday or the “Maturity Date” shown in your Policy; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

Spouse Term Rider (for policies applied for on or before May 17, 2019). This rider provides term life insurance on the life of the spouse of the Policy’s insured person. There is an additional charge for this rider, which currently is a monthly charge of $0.22 for each $1000 of rider coverage for a 38 year old male who is in good health and does not use tobacco products. This rider terminates no later than the Policy anniversary nearest the spouse’s 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy’s insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 24 months to live (12 months in Florida). This rider is not available in all states. There is a one-time administrative fee charged for this rider, which currently is $150 assessed at the time of the claim. The maximum amount you may receive under this rider before the insured person’s death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a “lien” against the remaining benefits payable under the Policy. In most states, the maximum interest rate will not exceed the greatest of

1.          the current yield on 90-day U.S. Treasury Bills; or

2.          the Moody’s Corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

3.          the interest rate we are using when calculating cash values in the Fixed Account at the time the charge is assessed, plus 1%.

However, in California, Delaware, Washington, D.C., Florida, North Dakota and South Dakota the maximum interest rate will be the greater of only the second and third items above.

A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy’s then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is an additional charge for this rider, which currently is $0.02 per $1000 of the Policy’s net amount at risk for a 38 year old. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy’s coverage. When we “pay benefits” under this rider we deduct all monthly charges (except for loan interest) from your Policy’s cash value, but not from your accumulation value. Therefore your Policy’s accumulation value will not change because of monthly charges. Since the duration of the waiver may differ in California, please ask your insurance representative.

You should carefully consider the following risks associated with exercising this rider:

•	If you have an outstanding Policy loan, loan interest must be paid either as premium or from the Policy’s accumulation value. It is possible the Policy will lapse for nonpayment of loan interest.

•	You may not increase or decrease the Policy’s specified amount while monthly deductions are waived.

•	You may not change the death benefit Option while monthly deductions are waived.

•	You may not add any riders while monthly deductions are waived.

You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

Waiver of Specified Premium Rider. This rider will pay a monthly benefit into the Policy in the event the insured person becomes totally disabled. The benefit becomes payable 180 days after the total disability begins. This rider may not be available in all states.

This rider can be selected only at the time you apply for a Policy and only if your application is submitted on or after May 1, 2017. There is an additional charge for this rider. The monthly charge is a maximum of $0.26 per dollar payable under the rider. The current charge for a 38 year old is $0.07 per $1.00. The monthly benefit is determined on the date the rider is issued based on your planned periodic premium, subject to maximum benefit limits under the rider. The insured person must be age 55 or younger at the time of application. A new claim for benefits under the rider cannot be made after the Policy anniversary following the insured person reaching age 60.

Monthly charges due under the Policy may be waived on account of another benefit rider you may have selected. If the other waiver rider is not issued, but this rider is issued and you have a total disability as defined by this rider, we will pay your selected benefit into the Policy, limited to the amount of premiums payable into the Policy under federal tax law.

You should carefully consider that the monthly benefit that may become payable under this rider does not guarantee the Policy will remain in force. You may be required to pay premiums during the total disability of the insured person to keep the Policy in force. You should consider if the Waiver of Monthly Deduction Rider or the Terminal Illness Rider, if available, may be more appropriate for your planning.

Death Benefit Installment Rider. This rider is also referred to as the select income rider. It provides for payment to your beneficiary of all or a part of the death benefit in installment payments. You choose the amount of the payments and the number of payments, subject to rider limitations. There is no additional charge for this rider while your Policy is in force. This rider may not be available in all states.

This rider is available only if your application for your Policy is submitted on or after May 1, 2017. You must select this rider at the time the Policy is issued. Once this rider is issued it cannot be removed from the Policy. If you select this rider, there may be a reduction in your monthly insurance charge. Installment payments paid under this rider may be taxable. If so, you or your beneficiary may incur a tax obligation. You should consult your personal tax advisor to determine the impact of death benefit installment payments.

Overloan Protection Rider (for Policies applied for before August 23, 2019). This rider may keep your Policy from lapsing due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

If you exercise the rider, you could be deemed to be in receipt of a taxable distribution of the outstanding loan balance. You should consult a tax advisor before exercising the rider to determine the tax consequences.

This rider does not automatically guarantee that your Policy will not lapse. There are several conditions you must meet in order for the rider to be exercised. The conditions are listed at the end of this section. We do not anticipate that many Policy owners will meet all those conditions. Overall, the rider is more likely to be helpful for Policies with younger insureds, because the Policy owner has a longer period of time to build the Policy’s cash value. However, it is important to keep in mind that a Policy owner who anticipates using a strategy over the life of the Policy that calls for significant loan activity should consider selecting the guideline premium test when applying for the Policy, because the rider cannot be used if that selection is not made.

A significant reason to plan to have this rider available for use is because a Policy with very large outstanding loans when the Policy lapses may generate a significant taxable event for the Policy owner. You may wish to consult your tax advisor about this issue.

There is a one- time charge for this rider, currently equal to 3.5% of your Policy’s accumulation value when the rider is exercised. See the Tables of Fees and Charges. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

You can request to exercise the rider when:

(1)	The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

(2)	The Policy has been in force at least until the later of:

(a)	the Policy anniversary nearest the insured person’s age 75; or
(b)	the 15th Policy anniversary.

The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

●	There must be sufficient cash surrender value to cover the one-time charge;

●

If you elected death benefit Option 2 when you applied for a Policy, you must change it to death benefit Option 1 (death benefit Option 1 is equal to the specified amount on the date of the insured person’s death);

●	The Policy must not be a modified endowment contract and the guideline premium test must be selected when the Policy is applied for;
●	The sum of all partial surrenders taken by the time the rider is exercised must equal or exceed the sum of all premiums paid;

●	The sum of all outstanding Policy loans by the time the rider is exercised must equal or exceed the specified amount; and

●

There can be no riders in force at the time the rider is exercised that require charges after the exercise date, other than term life insurance riders (a term life insurance rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

The following conditions apply beginning with the exercise date:

●	Interest will continue to be credited to your accumulation value and charged against outstanding loans;

●	All future monthly deductions will be waived, including those for any term rider;

●	No additional premiums will be accepted;

●	The Policy cannot become a modified endowment contract (we have procedures in place that assure this would not occur);

●	No new Policy loans or partial surrenders will be allowed;

●	Policy loans can be repaid;

●	No changes will be allowed in the specified amount or choice of death benefit Option;

●	No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

●	The Policy’s death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

The rider will terminate on the earlier of the following dates:

●	Upon your written request to terminate the rider; or

●	Upon termination of the Policy.

20-Year Benefit Rider (for Policies applied for before August 23, 2019). This rider is a benefit that is automatically provided to any Policy owner who did not elect to purchase the lapse protection benefit rider at Policy issue, or who terminates the lapse protection benefit rider before Policy year 20. A Policy owner must pay the monthly guarantee premiums to keep this rider in force. While the rider is in force, the Policy will not lapse and we will provide a death benefit depending on the death benefit option the Policy owner has chosen. There is no additional charge for the rider.

The rider provides a guarantee, explained below, until the earlier of:

●	The 20th Policy anniversary; or

●	The Policy anniversary nearest the insured person’s 95th birthday.

This rider’s potential benefit is limited to a maximum of 20 Policy years. However, the need for life insurance varies from person to person, and often is a consideration based on how dependent family members are on the health and income of the insured person. Policy owners who are concerned that their need for life insurance will be for longer than 20 years may want to elect a lapse protection benefit that is available for a longer period of time.

Policy months are measured from the “Date of Issue” of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows: (i) if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month; then (ii) you have met the monthly guarantee premium requirement.

As long as a Policy owner has met the monthly guarantee premium requirement, the Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See “Policy Lapse and Reinstatement.”

If a Policy owner does not meet the monthly guarantee premium requirement, we will notify the Policy owner in writing within 30 days. The 20-year benefit rider will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise a Policy owner of the amount of premium the Policy owner must pay to keep the rider from terminating. If a Policy owner does not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

If the 20-year benefit rider terminates and the cash surrender value is insufficient, the Policy will lapse unless the Policy owner pays an amount of premium sufficient to keep the Policy from lapsing. The 20-year benefit rider will not be reactivated, however, even if the Policy owner pays enough premium to keep the Policy from lapsing.

Whenever the Policy owner increases or decreases the specified amount, changes death benefit options, adds or deletes another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force, however, will increase or decrease. We can calculate a Policy owner’s new monthly guarantee premium as the result of a Policy change before that change is made. Please contact either your insurance representative or the Administrative Center shown under “Contact Information” for this purpose.

●	For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person’s age on the effective date of the increase, and the amount of the increase.

●

For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

●	For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

●	For a change in premium class, the new monthly guarantee premium is calculated based on the insured person’s attained age and the new premium class.

Lapse Protection Benefit Rider. For Policies applied for before August 23, 2019, this rider was optional at issue, and the 20-year benefit is not automatically provided to Policy owners for whom the lapse protection benefit rider is in effect. An additional charge for the rider, $0.0008, is deducted monthly from the Policy’s accumulation value.

For policies applied for on or after August 23, 2019, this rider is a benefit that is automatically provided to Policy owners, and no additional charge is assessed for the rider. This rider provides protection from Policy lapse. A Policy owner may elect to terminate this rider at any time. For Policies applied for before August 23, 2019, this includes the time a person applies for the Policy or the time the Policy is issued. If the owner of a Policy applied for before August 23, 2019, declines or terminates the Policy, the rider charge will cease as of the termination date.

Key terms: It is important to understand several terms and concepts that are key to understanding the operation of the lapse protection benefit rider. (See “Appendix: Lapse Protection Benefit Rider Examples” for more information.)

●

Continuation Guarantee (“CG”) Account: The CG Account creates a reference value used to determine whether a CG benefit is in effect. Unlike the Policy, the CG Account does not have an actual cash value or cash surrender value.

●

Continuation Guarantee Account Value (“CG Account value”): After the Policy is issued and the CG Account has been established, its value is calculated in a manner similar to your actual accumulation value. We determine the CG Account value, however, using different charges and crediting different interest rates. The CG Account value is determined on the Date of Issue and on each Monthly Deduction Day thereafter. Interest is credited monthly using an annual effective rate, compounded daily. The CG interest rates are shown in the rider and are subject to change, as described in the rider. Except as stated in the rider, the table of CG cost of insurance rates and all other CG charges are guaranteed not to change. The CG Account has no impact on your death benefit, or accumulation value. The CG Account value can be less than zero.

●	Continuation Guarantee Benefit (“CG benefit”). The benefit provided under the lapse protection benefit rider will be in effect as long as the following conditions are met:
●	The CG Account value is greater than or equal to zero;
●	The cash surrender value of the policy is enough to cover any loan interest when due; and
●	The total amount of your accumulation value less any outstanding loan amount is allocated in accordance with the investment restrictions imposed under the rider.

While there are potential scenarios where the CG benefit allows a Policy to remain in force longer than it otherwise would, based on premiums paid and investment performance, there also are scenarios in which the Continuation Guarantee would not provide a tangible benefit.

●

CG Specified Amount. The CG specified amount is used to determine the CG Account value. The initial CG specified amount is the same as the initial specified amount for the Policy. Changes to the Policy specified amount will be applied to the CG specified amount. However, death benefit option changes may cause the CG specified amount to differ from the specified amount of the Policy.

●

Charges against the CG Account (“CG Monthly Deduction”). The following charges are deducted from the CG Account value and are used only to determine if the Policy’s CG benefit is in effect. These charges are not deducted from the Policy’s accumulation Value.

●	CG Monthly Administration Fee. This monthly fee is currently zero. However, we reserve the right to change this charge for Policies we issue in the future.

●

CG Premium Expense Charge. This charge is calculated by multiplying the amount of each premium when it is paid by the applicable Continuation Guarantee Premium Expense Charge Percentage (“Percentage”) shown on your Rider Schedule. There are percentages for amounts up to and in excess of the CG target premium. The CG target premium is a reference value used with the CG Premium Expense Charge. The Percentages used for each Policy owner will not change for the life of the Policy. We reserve the right, however, to use different Percentages for Policies we issue in the future.

●

CG Monthly Expense Charge. We may deduct a monthly charge from the CG Account value that depends on the CG specified amount (as discussed above) and the insured person’s sex, age and premium class. The CG Monthly Expense Charge is guaranteed to remain at the level set at Policy issue. We do not currently assess a CG Monthly Expense Charge, but reserve the right to assess a charge for future Policy owners. If we do so, the charge will be guaranteed for the life of those Policies.

●

CG Cost of Insurance Charge (“CG COI Charge”). A CG COI Charge will be deducted monthly from the CG Account value. The COI rate will vary based on the insured person’s sex, age, specified amount, and premium class, as well as the Policy year.

●

Additional potential adjustments to the CG Account value. We make the following additional adjustments to the CG Account value. These charges apply depending on choices the Policy owner makes after the Policy is issued.

•	Monthly charges for any other riders selected.

•	An amount equal to any partial surrenders.

•	An amount equal to any surrender charges due to any decrease in the Policy’s specified amount.

•	An amount equal to the gross amount of Policy loans; loan repayments will be added to the value.

Continuation Guarantee Enhancement (“CG Enhancement”). This feature provides the Policy owner with the opportunity to receive a reduction in the CG COI charges and the monthly charges for any riders attached under the Policy by the CG Premium Expense Charge Percentage. During the first two Policy years, the CG COI Charges are automatically reduced by the applicable CG Premium Expense Charge Percentage each Policy year. Beginning with the second Policy anniversary, and on each Policy anniversary thereafter, the Policy will be eligible for the CG Enhancement if the sum of premiums paid for the twenty-four Policy months immediately preceding the Policy anniversary equals or exceeds a threshold premium level. If the requirements of the CG Enhancement are met, the reduction will be in effect for the entire upcoming Policy year.

Continuation Guarantee Account Threshold Value (“CG Account Threshold Value”). This value is used to determine what interest rate is credited to your Policy’s CG Account value each month. For CG Account values equal to or less than the CG Account Threshold Value, the CG Interest Rate applies. For CG Account values in excess of the CG Account Threshold Value, the CG Excess Interest Rate applies.

Investment requirements.

Under Policies that include a lapse protection benefit rider, we may require that a portion of a Policy owner’s accumulation value be allocated to the VALIC Co. I Dynamic Allocation Fund.

●	For Policies applied for before July 1, 2017, the Policy owner must allocate a minimum of 25% of total accumulation value, less any outstanding loan amount.
●	For Policies applied for on or after July 1, and before August 23, 2019, the Policy owner must allocate a minimum of 20% of accumulation value, less any outstanding loan amount.
●	For Policies applied for on or after August 23, 2019, there currently is no minimum allocation.

In addition, we limit the total amount of your accumulation value, less any outstanding loan amount, that can be invested in certain investment options that we designate as “restricted investment options.”

●	If you own a Policy applied for on or after July 1, 2017, you may invest up to 35% of your accumulation value, less any outstanding loan amount, in the restricted investment options.
●	The limit is 30% of the total accumulation value, less Policy loans, for Policies applied for before July 1, 2017.
●

There currently is no limit on the total amount of accumulation value, less outstanding loan amount, that may be invested in restricted investment options, for Policies applied for on or after August 23, 2019.

Currently, the restricted investment options are:

●	American Funds IS Global Growth Fund – Class 2
●	American Funds IS International Fund – Class 2
●	Franklin Templeton Franklin Small Cap Value VIP Fund – Class 2
●	Invesco V.I. Global Real Estate Fund – Series I Shares
●	Invesco V.I. International Growth Fund – Series I Shares
●	Invesco Oppenheimer V.I. Global Fund – Series I shares
●	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class

●	VALIC Co. I Emerging Economies Fund
●	VALIC Co. I Foreign Value Fund
●	VALIC Co. I International Equities Index Fund
●	VALIC Co. I Science & Technology Fund
●	VALIC Co. I Small Cap Index Fund

If the lapse protection benefit rider is in effect, we will enroll you in our automatic rebalancing program with quarterly rebalancing to ensure that your allocation will continue to comply with the investment requirements for the VALIC Co. I Dynamic Allocation Fund and the restricted investment options. If rebalancing instructions are not provided, we will align your rebalancing allocations with your premium allocation instructions. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages that correspond to your then current and compliant premium allocation designation.

If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, by contacting our Administrative Center. See “Automatic rebalancing.”

You may choose to rebalance more frequently than quarterly, provided we offer more frequent rebalancing.

Before you elect the lapse protection benefit rider, you and your financial advisor should carefully consider whether the investment requirements associated with the lapse protection benefit rider meet your investment objectives and risk tolerance.

The investment option restrictions may reduce the need to rely on the guarantees provided by the lapse protection benefit rider because they allocate your accumulation value across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, returns under your investment option choices by allocating your accumulation value more aggressively.

If you elect to terminate the lapse protection benefit rider, all of the investment option restrictions will also terminate.

We reserve the right to change the minimum allocation to the VALIC Co. I Dynamic Allocation Fund, or the maximum allocation to the restricted investment options, at any time for Policies we issue in the future. We may also revise the investment option restrictions for any existing Policies to the extent that investment options are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment option restrictions due to deletions, substitutions, mergers or reorganizations of the investment options.

Reinstatement. If your Policy lapses, this rider will also lapse. We will reinstate this rider by written request if your Policy is reinstated at the same time. The reinstated rider will be in force from the same date that the Policy is reinstated.

Termination. This rider will terminate if:

●	you elect to terminate this rider;
●	the Policy terminates or matures;

●

automatic rebalancing has been discontinued, except when discontinued while there is a 100% allocation of accumulation value to the Fixed Account or to an investment option that is not a restricted investment option as identified above; or

●

you change your automatic rebalancing percentages to allow for less than the required minimum percentage of accumulation value allocated to the Dynamic Allocation Fund, or for more than the permitted percentage of the policy’s total accumulation value less Policy loans to be invested in restricted investment options.

We may modify, suspend or terminate the lapse protection benefit rider at any time for Policies issued in the future.

Accelerated Access Solution. The Accelerated Access SolutionSM, also referred to as the Chronic Illness Accelerated Death Benefit Rider, provides you with accelerated benefits if the insured person becomes chronically ill as defined in the rider and all eligibility requirements under the rider are met. This rider may not be available in all states.

Only the insured person under your Policy is covered by this rider. Accelerated benefits are paid to you or your estate prior to the death of the insured person. You may choose monthly benefit payments or a lump sum payment option. Your accelerated benefit payments may be used for any purpose; however, this rider does not specifically provide long-term care insurance, nursing care insurance or home care insurance. Subject to its availability, you must also elect the Terminal Illness Rider in order to elect this rider. No accelerated benefit will be payable on the basis of any other rider attached to your Policy. You must elect this rider at the time you apply for the Policy. There is a separate charge for each rider. The charge for the Accelerated Access Solution currently is $0.09 for each $1000 of rider net amount at risk for a 38 year old male who is in good health and does not use tobacco products. You may later elect to terminate this rider. If you do so, the charge will cease.

The rider’s effect on the Policy’s death benefit.

●	The Policy’s death benefit is reduced by the benefit amounts paid under this rider; and
●	The remaining death benefit is paid to beneficiaries income tax-free under current tax law.

Benefit period. The benefit period is defined as the initial 12-month period commencing with the first monthly deduction day after we approve a request for an accelerated benefit and each subsequent 12-month period which begins on the first monthly deduction day following the end of the most recent benefit period. In order to receive accelerated benefit payments during a particular benefit period, we must receive certification or re-certification of the insured person’s chronic illness for that benefit period, and the insured person must meet the eligibility requirements listed below. We must receive a certification for the initial benefit period, and a re-certification for each benefit period thereafter.

Eligibility for Benefits. While your Policy and this rider are in force, you will become eligible, each benefit period, for accelerated benefit payments during the life of the insured person when each of the following conditions is met:

●	We receive (in good order) and approve your written request for an accelerated benefit under this rider;
●	We receive (in good order) and accept the certification or re-certification;
●	We receive (in good order) written consent from any irrevocable beneficiaries or assignee of record for accelerated benefits;
●	The Elimination Period, unless waived, has expired; and
●	The insured person is chronically ill at the time a benefit payment is made.

Lifetime maximum benefit. The lifetime maximum benefit payable under the rider is equal to:

●	The lesser of (a) and (b) where:
(a)

Equals the lifetime maximum benefit percentage multiplied by the death benefit (excluding riders/endorsements) at the time all of the conditions in the “Eligibility for Benefits” section are first satisfied; and

(b)	Equals the lifetime dollar limitation;
●	Reduced by any outstanding lien against the Policy resulting from any other accelerated death benefit endorsement or rider attached to the Policy.

The lifetime maximum benefit percentage and the lifetime dollar limitation are shown on the rider schedule. The lifetime maximum benefit will be reduced by the amount of each monthly benefit when it is paid to you. The amount of each monthly benefit is calculated before any adjustment for Policy loan repayment or any discount under the lump sum option.

Lump sum option. For any benefit period, you may request a lump sum payment option. To change from the lump sum option to monthly benefit payments, you must request the change in writing sent to our Administrative Center at least 90 days in advance of the beginning of the next benefit period.

The lump sum will equal the sum of the present value of the monthly benefit (before any adjustment for loans) payable each month during the benefit period. The maximum interest rate we use to calculate the present value will not exceed the greater of:

●	The current yield on 90-day U.S. Treasury Bills; and
●	The current maximum statutory adjustable policy loan interest rate.

Transfer of accumulation value prior to payment of an accelerated benefit. Upon approval of your request for an accelerated benefit, we will transfer the value of each of the variable investment options to the Fixed Account. Such transfer of your interest in a variable investment option prior to payment of an accelerated benefit will not be subject to a transfer fee and it will not impact your number of available free transfers. While you are receiving accelerated benefit payments, all premium payments will be allocated to the Fixed Account and transfers out of the Fixed Account will not be allowed.

Waiver of monthly deduction. The Policy’s monthly deductions and the CG Account’s monthly deductions, if any, will be waived beginning on the date monthly benefits begin under this rider and will continue while the conditions for Eligibility for Benefits are met.

Claims. Requests for payment of benefits under the rider must be submitted to us in writing at our Administrative Center. Upon receipt of the request (in good order), we will mail a claim form to you within 15 working days. If the claim form is not sent within this 15-day period, and you provide proof that the insured person is chronically ill in a format other than our claim form, you will be deemed to have complied with the claim requirement. Such proof must include, but is not limited to, a certification or re-certification statement signed by a licensed health care practitioner certifying that the insured person is chronically ill. We will pay benefits immediately upon receipt of due written proof of eligibility.

Impact of changes in the specified amount. If the specified amount of the Policy is increased under the terms of the Policy, the lifetime maximum benefit may also be increased, subject to the lifetime dollar limitation. We will require an application and evidence of insurability satisfactory to us for any increase in the lifetime maximum benefit. An increase will be effective on the monthly deduction day on or next following the date the application for increase is approved by us.

If the specified amount of the Policy is reduced, the lifetime maximum benefit may be reduced. No increases in specified amount are permitted during any benefit period.

Impact on Policy. Each monthly benefit payment will reduce certain policy components by a proportional amount. This proportion will equal the monthly benefit payment, before reduction for repayment of Policy loans, divided by the death benefit immediately before the payment. The components that will be reduced by this provision are the accumulation value and the specified amount; and, as applicable, surrender charges, CG Account value, monthly guarantee premium, and Policy loan amount.

An amount equal to the reduction in policy loan value will be applied as a loan repayment, and thus will reduce the accelerated benefit payments. If death benefit Option 2 is in effect, the death benefit Option will be changed in death benefit Option 1 prior to the first accelerated benefit payment. This means that the death benefit will automatically be equal to the specified amount as of the date of death. No further death benefit Option changes are permitted during any benefit period.

Effects of Accelerated Benefit Payments. You should consider that receiving or having the contractual right to receive any accelerated benefit payment may affect your eligibility for Medicaid, Supplemental Security Income (SSI), or other government benefits or entitlements. You should contact the Medicaid Unit of Your local Department of Public Welfare and the Social Security Administration for more information. If you initiate an accelerated benefit claim during the contestability period of the Policy to which this rider is attached or the contestability period of a reinstatement of the Policy, the entire Policy may be rescinded if any material misrepresentation of any information was made on the insurance application for the Policy or on an applicable reinstatement application. Similarly, if you initiate an accelerated benefit claim during the contestability period of an increase in the specified amount, that increase may be rescinded if any material misrepresentation of any information was made on the insurance application for the increase in specified amount.

Rider Cost of Insurance. The monthly cost of insurance for the Accelerated Access Solution rider will be added to the monthly deduction for the Policy. The maximum rider cost of insurance rates per $1,000 of rider amount at risk are shown in the “Tables of Fees and Charges” (see “Periodic Charges”). We can use rider cost of insurance rates that are lower than the maximum rates. Any change in rates will apply to all riders in the same premium class as this rider.

We calculate the cost of insurance for this rider on each monthly deduction day. The rider cost of insurance is equal to:

●	The applicable rider cost of insurance rate per unit; multiplied by
●	The rider net amount at risk; divided by
●	$1,000.

The rider net amount at risk under this provision is equal to the least of:

●	The lifetime maximum benefit percentage, multiplied by the death benefit on the monthly deduction day; and
●	The remaining lifetime maximum benefit on the monthly deduction day; and
●	The net amount at risk for the Policy to which this rider is attached on the monthly deduction day.

Cost of insurance if the lapse protection benefit rider also applies to the Policy. If the Accelerated Access Solution rider and the lapse protection benefit rider both apply to a Policy, then the cost of insurance for the Accelerated Access Solution rider will be deducted from the CG Account used to determine the lapse protection benefit. The cost of insurance for the CG Account is equal to:

●	The applicable rider cost of insurance rate per unit; multiplied by
●	The rider net amount at risk; divided by
●	$1,000.

The rider net amount at risk under this provision is equal to the least of:

●	The lifetime maximum benefit percentage, multiplied by the death benefit on the monthly deduction day; and
●	The remaining lifetime maximum benefit on the monthly deduction day; and
●	The CG Account’s net amount at risk for the Policy to which this rider is attached on the monthly deduction day.

Incontestability. We will not contest payment of any accelerated benefit after this rider has been in force during the insured person’s lifetime for 2 years from the rider date of issue. If the Policy to which this rider is attached lapses and is subsequently reinstated, this rider will not be contested after it has been in force during the insured person’s lifetime for 2 years following the date we approve our reinstatement application.

Reinstatement. If the Policy and this rider terminate at the same time, and the Policy is reinstated, this rider will also be reinstated, subject to evidence of insurability provided to us. (See “Policy Lapse and Reinstatement.”)

Limitations. The accelerated benefit will be subject to the following limitations:

●

This benefit is not intended to allow third parties to cause you to involuntarily access the Policy proceeds payable to the named Beneficiary. Therefore, the accelerated benefit will not be available if you are required to request it for any third party, including any creditor, government agency, trustee in bankruptcy or any other person or as the result of a court order;

●

If the insured person dies after a request for any accelerated benefit has been submitted and before you receive an accelerated benefit payment, such request will be voided and the Policy’s death benefit will be payable; and

●

If the insured person dies before all accelerated benefit payments have been received, all remaining payments will be voided and the Policy’s death benefit will be payable, subject to all other Policy provisions.

Termination. This rider will terminate upon the earliest of:

●	The date the Policy terminates; or
●	Any date requested by you in writing, as long as such date is within the period during which a cost of insurance for the rider is payable; or
●

The date we approve a written request from you under an accelerated death benefit rider attached to the Policy to accelerate the Policy’s death benefit because of the insured person’s terminal illness;

●	The date the lifetime maximum benefit equals zero; or
●	The date a partial surrender or a new policy loan is taken under the Policy during a benefit period.

We will pay benefits under the rider after it has terminated if, while the rider was in force, all conditions of the Eligibility of Benefits provision were met and the insured person was chronically ill.

Tax Consequences of Additional Rider Benefits

Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See “Tax Effects.” You should consult a qualified tax advisor.

POLICY TRANSACTIONS

The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See “Policy Features.” Certain transactions also include charges. For information regarding other charges, see “Charges Under the Policy.”

Withdrawing Policy Investments

Full surrender. You may at any time surrender your Policy in full. If you surrender your Policy during the first 5 Policy years, we will pay you an amount equal to your accumulation value less any outstanding loan amount. If you surrender your Policy after the first 5 Policy years, we will pay you the accumulation value, less any applicable surrender charge, less any outstanding loan amount (see “Policy loans”). We call this amount your “cash surrender value.” If you surrender your Policy during the surrender charge period (for Policies applied for before August 23, 2019, the first 9 years and for the first 9 Policy years following an increase in the Policy’s specified amount, and for Policies applied for on or after August 23, 2019, the first 19 Policy years and the first 19 Policy years following an increase in the Policy’s specified amount), any surrender charge that you pay may be significant. Federal income tax and/or a penalty tax may also apply.

Partial surrender. You may, at any time after the first Policy year and before the Policy’s maturity date, make a partial surrender of your Policy’s cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy’s accumulation value by the amount of your withdrawal and any related charges (including any applicable surrender charge). We do not allow partial surrenders that would reduce the death benefit below $100,000.

If the Option 1 death benefit is then in effect, we also will reduce your Policy’s specified amount by the amount of such withdrawal and charges, but not below $100,000. We will take any such reduction in specified amount in accordance with the description found under “Decrease in coverage.”

You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

We assess a $10 partial surrender processing fee for each partial surrender.

Option to convert to paid-up endowment insurance. If your Policy was issued in Florida, you have the option to have the Policy endorsed as a non-participating non-variable paid-up endowment life insurance policy. Any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

•	we use your original Policy’s cash surrender value as a single premium for the new policy;

•	we use the insured person’s age at the time you exercise this option to determine how much coverage you will receive (this amount is the new death benefit);

•	you will owe no additional premiums while the new policy is in force;

•	we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

•	we will pay the amount of coverage to the owner if the insured person is living at the new policy’s maturity date and the new policy will terminate.

Policy loans. You may at any time borrow from us an amount up to your Policy’s cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. The minimum amount you can borrow is $500 or, if less, your Policy’s cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

We reserve the right at any time to limit the maximum loan amount to 90% of your accumulation value. The 90% limit will apply to: (i) all policies regardless of the date of issue; and (ii) any loans taken after the new limit is declared. Any loans outstanding when the new limit is declared will be administered under the rules for loans that were in place at the time the loan was taken.

We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 4.00% (rather than any amount you could otherwise earn in one of our investment options).

Loan interest is due in advance and accrues daily. For any loan, you may choose to: (i) have loan interest deducted from the amount being borrowed when the loan is made, or (ii) pay loan interest as it accrues. Any accrued, but unpaid, loan interest remaining at the end of a Policy year will be (i) deducted from the variable investment options according to allocation instructions you have given, and (ii) added to the part of your accumulation value in the Fixed Account being held as collateral for the loan. Except for preferred loans (as discussed below), we will charge you interest on your loan at the end of each Policy year at an annual effective rate of 4.75%. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person’s death.

Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these “preferred loans.” Preferred loan interest is due in advance and accrues daily. The maximum amount eligible for preferred loans for any year is: (i) 10% of your Policy’s accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or, if less, (ii) your Policy’s maximum remaining loan value at that Policy anniversary.

We have full discretion to vary the preferred loan interest rate we charge you, provided that the rate: (i) will always be no less than the guaranteed preferred loan collateral annual effective rate of 3.00%; and (ii) will never exceed an annual effective rate of 4.25% (maximum).

We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.00%.

Maturity of your Policy. If the insured person is living on the “Maturity Date” shown in your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person’s 121st birthday, unless you have elected to extend coverage to a later date you designate. See “Option to extend coverage.”

Option to extend coverage. You may elect to extend your original maturity date to a later date you designate. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

To elect this option, you must submit a written request—in good order and on a form acceptable to us—at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option’s additional features:

•	You may not revoke your exercising this option;

•	No riders attached to this Policy will be extended unless otherwise stated in the rider;

•	No further charges will be assessed on the monthly deduction day;

•	You may not pay any new premiums;

•	Interest on Policy loans will continue to accrue;

•	You may repay all or part of a loan at any time; and

•	Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

Tax considerations. Please refer to “Federal Tax Considerations” for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

POLICY PAYMENTS

Payment Options

The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person’s death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee’s heirs or estate will be paid the remaining payments.

The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

•	Option 1 - Equal monthly payments for a specified period of time.

•	Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

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Option 3 - Equal monthly payments for the payee’s life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee’s request, the annuity rates that we then are using.

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Option 4 - Proceeds left to accumulate at an interest rate of 1% compounded annually for any period up to 30 years. At the payee’s request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

Interest rates that we credit under each Option will be at least 1%.

Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax advisor before deciding whether to elect one or more payment Options.

The Beneficiary

You name your beneficiary or beneficiaries when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it in good order at our Administrative Center. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Assignment of a Policy

You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing at our Administrative Center. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive, in good order, the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person’s death, we will pay the proceeds as a single sum, normally within seven days thereafter.

Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

•	the NYSE is closed other than weekend and holiday closings;
•	trading on the NYSE is restricted;
•	an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or
•	the SEC by order so permits for the protection of Policy owners.

Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

In addition, pursuant to SEC rules, if the Fidelity VIP Government Money Market Portfolio suspends payment of redemption proceeds in connection with the liquidation of such fund, then we will delay payment of any transfer, withdrawal, surrender, loan or death benefit from the Fidelity VIP Government Money Market Portfolio until the fund is liquidated.

Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

•

We cannot challenge the Policy after it has been in effect, during the insured person’s lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

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We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person’s lifetime.

•

We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy’s date of issue or the date the additional benefit rider becomes effective.

Delay required under applicable law. We may be required under applicable law to reject a premium payment and/or block a Policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits until we receive instructions from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

•	transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;
•	transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;
•	end the automatic rebalancing feature if your accumulation value falls below $5,000;
•	replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

•

add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

•	operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;
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operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

•

make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, and/or that would not dilute or otherwise adversely affect the cash surrender value, death benefit, accumulation value, or other accrued rights or benefits available under the Policy.

VARIATIONS IN POLICY OR INVESTMENT OPTION

TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

Underwriting and premium classes. We may add or remove premium classes. We currently have six premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

•	Three Non-Tobacco classes: preferred plus, preferred and standard;
•	Two Tobacco classes: preferred and standard; and
•	One Juvenile class: juvenile.

Various factors such as the insured person’s age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. “Tobacco use” refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

A Policy owner may request a change in premium class for an insured upon providing evidence of insurability.

Non-Medical Underwriting Program. AGL may offer a non-medical underwriting program. The insured person’s age and specified amount of insurance are used in determining whether the insured person qualifies for this program. If the insured person qualifies for this program, underwriting will not include a para-med exam. Premium charges for non-medical underwriting and full underwriting for individuals within the same rate class are the same.

Policies purchased through “internal rollovers.” We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

CHARGES UNDER THE POLICY

Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies. You may contact our Administrative Center for information about premium tax rates in any state.

Premium expense charge. After we deduct premium tax from each premium payment, for Policies applied for on or after August 23, 2019, we will deduct a maximum of 25.0% from the remaining amount. The current charge varies based on the insured’s sex, age, premium class, policy year and specified amount. For Policies applied for before August 23, 2019, we will deduct a maximum of 10.0% from the remaining amount. For Policies applied for on or after July 1, 2018 through August 22, 2019, the current charge is 7% through year 5, 2.0% thereafter. For Policies applied for on or after July 1, 2017 through June 30, 2018, the current charge is 7% through year 5, 5% for years 6 through 10 and 2% thereafter. The current charge is 9% for Policies applied for on or before June 30, 2017.

Daily charge (mortality and expense risk fee). We can deduct a daily charge your accumulation value invested in variable investment options that, together with other Policy fees and charges, compensates us for: (i) services rendered in providing customer support (e.g., illustrations, underwriting, lapse notification, claims processing, telephone and fax transactions, account statements, prospectuses) and investment-related services (e.g., automatic billing, asset rebalancing, dollar cost averaging, transfers, tax reporting); (ii) the expenses we expect to incur; and (iii)  the risks we assume. (See “More About Policy Charges.”)

Monthly administration fee (flat monthly charge). We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners’ requests.

Monthly charge per $1,000 of specified amount. The Policies have a monthly expense per $1,000 of specified amount that will be deducted during the first 5 Policy years and during the first 5 years following any increase in specified amount. This charge varies according to the age, sex and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy’s specified amount. This charge is referred to in your Policy as the “Monthly Expense Charge”. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

Monthly cost of insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our

“net amount at risk” on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by Policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

•	greater amounts at risk result in a higher monthly insurance charge; and
•	higher cost of insurance rates also result in a higher monthly insurance charge.

Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates. However, these rates will never exceed the guaranteed cost of insurance rates stated in your Policy.

●	For Policies applied for on or after August 23, 2019, the guaranteed rates are based on the 2017 Commissioners Standard Ordinary Mortality Table (“2017 CSO Table”).
●	For Policies applied for before August 23, 2019, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table.

In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your insurance representative can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

AGL receives this charge to fund the death benefits we pay under the Policies.

Monthly charges for Policy Riders. We will deduct charges monthly from your accumulation value, if you select certain Policy Riders. In addition, the interest charge for the terminal illness rider benefit is assessed each Policy anniversary. The charges, if any, for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders are described under “Policy Riders”. The specific charges for any riders you choose will be shown in your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

Surrender charge. For Policies applied for on and after August 23, 2019, a surrender charge applies for a maximum of the first nineteen (19) Policy years (and for a maximum of the first 19 Policy years after any increase in the Policy’s specified amount). For Policies applied for before August 19,

2019, a surrender charge applies for a maximum of the first nine (9) Policy years (and for a maximum of the first 9 Policy years after any increase in the Policy’s specified amount).

The amount of the surrender charge depends on the sex, age, and premium class of the insured person, as well as the Policy year and specified amount. The surrender charge decreases on an annual basis until, (i) in the twentieth (20th) Policy year or the 20th year following an increase in specified amount, for Policies applied for on and after August 23, 2019, or (ii) in the ninth (9th) Policy year or the 9th year following an increase in specified amount, for Policies applied for before August 23, 2019, when it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

The following chart illustrates how the surrender charge declines over the first 19 Policy years for Policies applied for on and after August 23, 2019 (and over the first 9 Policy years for Policies applied for before August 23, 2019). The chart is for a 38 year old male with the characteristics referred to in the “Tables of Fees and Charges” under “Representative Charge.” Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

Surrender Charge for Polices Applied for on or after August 23, 2019 for a 38 Year Old Male
Policy Year	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20
Surrender Charge Per $1,000 of Specified amount	$24	$23	$23	$23	$22	$22	$22	$21	$21	$20	$20	$20	$19	$19	$19	$15	$11	$7	$3	$0

Surrender Charge for Policies Applied for before August 23, 2019 for a 38 Year Old Male
Policy Year	1	2	3	4	5	6	7	8	9	10
Surrender Charge Per $1,000 of Specified amount	$19	$19	$19	$19	$18	$15	$11	$7	$3	$0

Surrender charges will apply if the Policy is surrendered or if the initial specified amount of the Policy is reduced during the surrender charge period. We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. A requested decrease in a Policy’s specified amount will not affect the surrender charge schedule. Any reduction in specified amount will be subject to any applicable pro-rata surrender charge (i.e., the dollar amount of the decrease in specified amount multiplied by the rate shown in the “Table of Surrender Charges per $1,000 of Specified Amount”) for the Policy. The pro-rata surrender charge will be deducted from the accumulation value at the time the specified amount is reduced. The surrender charges for the remainder of the surrender charge period will be reduced proportionally. A Policy owner may not decrease the specified amount of a Policy if the pro-rata surrender charge exceeds the accumulation value.

For those Policies applied for on or after August 23, 2019, that lapse in the first 19 Policy years and those Policies applied for before August 23, 2019, that lapse in the first 9 Policy years, AGL receives surrender charges to help recover sales expenses. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person’s age and sex to help determine the appropriate rate of surrender charge per $1,000 of specified amount to help us offset these higher sales charges.

Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

Transfer fee. Each Policy year, we will charge a $25 transfer fee for each transfer between investment options that exceeds 12 in that Policy year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

Personalized Illustration Charge. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $50 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

Loan Interest Spread. We refer to the difference between the amount we charge you for a loan and the amount that we credit to the portion of your accumulation value in the Fixed Account used as collateral for the loan as the “loan interest spread.” We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. We will credit interest at an annual effective rate of 4.0%. See “Policy loans.”

Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the “Tables of Fees and Charges.” All maximum guaranteed charges also appear in your Policy.

For a further discussion regarding these charges we will deduct from your investment in a Policy, see “More About Policy Charges.”

Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

•	mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);
•	sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

•	regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

•	expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

ACCUMULATION VALUE

Your accumulation value. From each premium payment you make, we deduct the charges that we describe under “Statutory premium tax charge” and “Premium expense charge.” We invest the rest in one or more of the variable investment options available under the Policy, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your “accumulation value.”

Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges under “Charges Under the Policy.”

You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See “Contact Information.”

We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at a rate no less than the annual effective rate shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under “Allocation of charges.” The “daily charge” described in “Charges Under the Policy,” and the fees and expenses of the Funds discussed in the “Tables of Fees and Charges,” do not apply to the Fixed Account.

Policies are “non-participating.” You will not be entitled to any dividends from AGL.

POLICY LAPSE AND REINSTATEMENT

During the first 5 Policy years if the accumulation value reduced by any outstanding loan amount is insufficient to cover the charges due under the Policy, the Policy may lapse without any value payable to you. The Policy’s first years are when the surrender charge is at its highest and there is a low likelihood of the accumulation value having increased significantly.

While the 20-year benefit rider or the lapse protection benefit rider is in force, your Policy will not enter a grace period or terminate. You must, however, meet all of the requirements of the rider you own. You cannot reinstate the 20-year benefit rider; the lapse protection benefit rider may be reinstated after lapse. After these riders expire or terminate, if your Policy’s cash surrender value (accumulation value less any applicable surrender charge, less any outstanding loan amount) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy “reinstated,” you must do this within five years (or, if earlier, before the Policy’s maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

FEDERAL TAX CONSIDERATIONS

Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy’s accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a “modified endowment contract.” In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses or you surrender your Policy, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal interactions/written communications, including this form, you have with and/or receive from us are intended solely to educate you or facilitate the administration with respect to our products and services or facilitate the administration of this contract. You must consult with your insurance representative or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Except as described in the “Foreign Account Tax Compliance,” this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

General. The Policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

•	the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

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increases in your Policy’s accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a modified endowment contract, as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status. The Code provides for a “seven-pay test.” This test determines if your Policy will be a “modified endowment contract.”

If, at any time during the first 7 Policy years:

•	you have paid a cumulative amount of premiums;

•	the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

•

the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits (“paid-up” means no future premium payments are required) after the payment of seven level annual premiums;

then your Policy will be a modified endowment contract.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy’s specified amount, and certain other changes.

If your Policy’s benefits are reduced during the first 7 Policy years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

A life insurance policy that is received in a tax free exchange under Section  1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

Other effects of Policy changes. Changes made to your Policy (for example, adding a rider to your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own tax advisor on this issue.

Policy changes and extending coverage.

Policies issued pursuant to 2001 CSO Mortality Table. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner’s Standard Ordinary mortality and morbidity tables (“2001 CSO Mortality Tables”) provide a stated termination date of age 121. The “Option to extend coverage” described in “Policy Transactions” allows you to continue your Policy beyond the insured person’s age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

Policies issued pursuant to 2017 CSO Mortality Table. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2017 Commissioner’s Standard Ordinary mortality and morbidity tables (“2017 CSO Mortality Tables”) provide a stated termination date of age 121. The “Option to extend coverage” described in “Policy Transactions” allows you to continue your Policy beyond the insured person’s age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2017 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of basis first. All payments or withdrawals after basis has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. You should consult a tax advisor.

Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person’s lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an “income-first” basis. Distributions:

•	include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

•	will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

•

have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

For modified endowment contracts, your basis:

•	is similar to the basis described above for other policies; and
•	will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

•	to taxpayers 59 1⁄2 years of age or older;

•	in the case of a disability (as defined in the Code); or

•

to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any

Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Estate and generation skipping taxes. If the insured person is the Policy’s owner, the death benefit under the Policy will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a “transfer” is made to a person two or more generations younger than the Policy’s owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to “transfers” that would be subject to the gift and estate tax rules. You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the “economic benefit” regime and the “loan” regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant’s gross income. This cost (generally referred to as the “P.S. 58” cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the policy’s accumulation value will not be subject to federal income tax. However, the policy’s accumulation value will generally be taxable to the extent it exceeds the participant’s cost basis in the policy. The participant’s cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining “P.S. 58” costs are currently provided under Notice 2002-8, 2002-1 CB 398.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under ERISA. You should consult a qualified legal advisor.

Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R’s investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.

Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

Foreign Account Tax Compliance (“FATCA”). An owner who is not a “United States person,” which is defined under the Code to mean:

●	a citizen or resident of the United States

●	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

●	any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

●	a person that meets the substantial presence test

●

any other person that is not a foreign person should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

BUSINESS DISRUPTION AND CYBER SECURITY RISKS

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your accumulation value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the funds underlying your Policy to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your Policy and personal information due to cyber-attacks or information security breaches in the future.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on Separate Account VL-R, the ability of AIG Capital Services, Inc. to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Financial Statements of AGL and the Separate Account can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at American General Life Insurance Company, VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

This index should help you to locate more information about some of the terms and phrases used in this prospectus.

INDEX OF SPECIAL WORDS AND PHRASES

Defined Term	Page to See in this Prospectus

accumulation value	8
Administrative Center	25
automatic rebalancing	42
basis	78
beneficiary	67
cash surrender value	1
cash value	6
cash value accumulation test	37
close of business	34
Code	36
Contact Information	5
cost of insurance rates	70
daily charge	70
date of issue	35
dollar cost averaging	42
Fixed Account	33
free look	41
full surrender	7
Fund, Funds	6
good order	35
grace period	9
guarantee period benefit	40
guideline premium test	37
insured person	1
investment options	74
lapse	9
Lien	50
loan (also see “Policy loans” in this Index)	7
loan interest	73
Lowest specified amount	48
Maturity Date	65
modified endowment contract	76
monthly deduction day	35
monthly guarantee premium	40
monthly insurance charge	70
net amount at risk	16
Net premium	8

INDEX OF SPECIAL WORDS AND PHRASES

Defined Term	Page to See in this Prospectus

Option 1 and Option 2	6
Outstanding loan amount	7
partial surrender	63
payment Options	66
planned periodic premiums	40
Policy loans	64
Policy months	35
Policy years	35
preferred loans	65
premium class	69
premium payments	39
reinstate, reinstatement	74
required minimum death benefit	37
required minimum death benefit percentage	37
Separate Account VL-R	24
seven-pay test	76
specified amount	6
surrender charge period	63
target premium	56
transfers	41
valuation date	34
valuation period	34
variable investment options	28

APPENDIX: LAPSE PROTECTION BENEFIT RIDER EXAMPLES

The following examples provide further details about the mechanics of the CG Account.

CG Enhancement:

Assumptions:

●	The representative insured is a 38 year old male whose Policy has just reached its second Policy anniversary.
●

The representative insured paid $2,585 annually at the beginning of Policy year one and again at the beginning of Policy year two. The sum of the premiums paid for the prior twenty-four months then would be $2,585 + $2,585, which equals $5,170.

●	The requirement to qualify for the Continuation Guarantee Enhancement is $2,584.

Because the premiums paid exceed the requirement, the Policy qualifies for the CG Enhancement for each month of the third Policy year.

To follow this example further, in the first Policy month of the third Policy year, let’s assume the following:

●	The CG COI Charge = $126.10
●	The CG Premium Expense Charge Percentage = 55%

The CG COI Charge after the Continuation Guarantee Enhancement would then be

=	$126.10 * (1 - 0.55)
=	$126.10 * (0.45) = $56.74

The reduced CG COI Charge is a factor helping to keep the CG in effect.

CG Account Threshold Value:

At the beginning of Policy year three, assume:

●

that the same representative person has paid a premium of $2,585 and his CG Account value before crediting interest at the end of the first month (which has 30 days) of the third Policy year is $2,194.10.

●	that the CG Account Threshold Value at this time is $2,192.90, the CG Interest Rate is 6%, and the CG Excess Interest Rate is 5.5%.

The first $2,192.90 of his CG Account value would receive interest crediting at the CG Interest Rate of 0.01597% daily (6.00% annually). The amount in excess of the CG Account Threshold Value is $1.20 ($2,194.10 - $2,192.90). That $1.20 receives interest crediting at the CG Excess Interest Rate of 0.01467% daily (5.50% annually). These rates can vary. We reserve the right to change either or both of these rates going forward for new Policy owners.

Continuing with this example, the first $2,192.90 receives credited interest of $10.67 based on the CG Interest Rate. The excess of $1.20 will receive credited interest of $0.01 based on the CG Excess Interest Rate. The total interest credited to the CG Account value is $10.67 + $0.01 = $10.68 for the first month of Policy year three.

In summary, here’s how the CG Account value works for the first Policy month after the second Policy anniversary.

Assumptions:

●	Insured: Male, Age 38, preferred nontobacco
●	Specified Amount = $360,000
●	Continuation Guarantee Account value at the second Policy anniversary = $1,087.59
●	Premium applied to Continuation Guarantee Account value at the beginning of Policy year three = $2,585
●	Charges and Loads:
●	CG Premium Expense Charge Percentage = 55%
●	CG COI Charge, adjusted for the CG Enhancement = $56.74
●	Interest Credited to the CG Account Value in the first Policy month = $10.68

CG Account Value at the end of the first month (following the second Policy anniversary) = CG Account Value at the beginning of first month (following the second Policy anniversary) + Premium (paid at the beginning of Policy year two)– CG Premium Expense Charge – CG COI Charge + CG interest credited

=	$1087.59 + $2,585.00 – ($2,585 * 55%) – $56.74 + $10.68

=	$1087.59 + $2,585.00 - $1421.75 - $56.74 + $10.68

=	$2,194.10 + $10.68 = $2,204.78

Example of the CG benefit preserving the Policy from lapsing: To see the value, if any, of the CG Account to the representative insured (male, age 38, preferred nontobacco) in our example, we need to take a look at the annual premium, the Policy’s accumulation value at the end of the Policy year examined, the cash value at the end of the same Policy year, and the death benefit at the end of the same Policy year.

Assume that the cash value (the value used to actually pay Policy charges and expenses, but not to credit or charge the CG Account) has been credited with two different rates of return over the life of the Policy: 6% per annum, and 3% per annum, and that the following are the charts of values at 6% and 3% rates of return per annum, for the representative person, at the end of Policy years 1, 15, 30, 40, 41, 44, 50, 53 and 67.

At 6% Per Annum
End of Policy Year	Annual Premium	End of Year Accumulation Value	End of Year Cash Value	End of Year Death Benefit	End of Year CG Account Value
1	$2,585	$913	- 0 -	$360,000	$527
15	$2,585	$37,129	$37,129	$360,000	$12,466
30	$2,585	$128,785	$128,785	$360,000	$54,650
40	$2,585	$242,969	$242,969	$360,000	$114,669
41	$2,585	$258,304	$258,304	$360,000	$122,333
44	$2,585	$311,153	$311,153	$360,000	$147,266
50	$2,585	$456,823	$456,823	$479,664	$212,205
53	$2,585	$549,265	$549,265	$576,729	$239,537
67	$2,585	$1,309,442	$1,309,442	$1,309,442	$2,745

At 3% Per Annum
End of Policy Year	Annual Premium	End of Year Accumulation Value	End of Year Cash Value	End of Year Death Benefit	End of Year CG Account Value
1	$2,585	$868	- 0 -	$360,000	$527
15	$2,585	$29,736	$29,736	$360,000	$12,466
30	$2,585	$74,435	$74,435	$360,000	$54,650
40	$2,585	$96,299	$96,299	$360,000	$114,660
41	$2,585	$96,703	$96,703	$360,000	$122,333
44	$2,585	$94,040	$94,040	$360,000	$147,266
50	$2,585	$60,699	$60,699	$360,000	$212,205
53	$2,585	$9,650	$9,650	$360,000	$239,537
67	$2,585	- 0 -	- 0 -	$360,000	$2,745

Assumptions to go along with these charts:

•	The Policy owner never makes any material changes to the original coverage.
•	The Policy owner pays annual premiums of $2,585 that are projected to extend the Policy to the insured person’s age 105.
•	There are no policy loans and automatic balancing is retained.

The accumulation values charts show that:

•

At 6%, the Policy owner had no need for the CG benefit, as the policy maintained a strong accumulation value and cash value, more than able to meet the monthly charges. The CG benefit was also activated for all years because there is a positive CG Account value for all years. When the Policy matures, the Policy’s cash value is $1,309,442 and the CG Account value is $2,745.

•

At 3%, due to the Policy’s performance, beginning in the 53rd Policy year there is insufficient accumulation value and cash value to cover the Policy charges. The CG Account value for that Policy year is $239,537, which along with the annual premiums is sufficient to cover all of the CG Account charges until the Policy matures.

Example for policies applied for after June 30, 2017, that shows how the investment requirements work for the restricted investment options:

Assumptions:

Total accumulation value = $1,000

Outstanding loan = $300

We will limit the amount you may invest in restricted investment options to 35% of the Policy owner’s total accumulation value less Policy loans—which is $245 (35% of $700). If, because of investment performance, the total amount invested in restricted investment options increases to greater than 35% of total accumulation value less Policy loans (i.e., exceeds $245), the Policy owner will not be in compliance with the 35% requirement. The Policy owner’s rights under this rider will not be affected even though the Policy owner is temporarily not in compliance with the investment requirements. The Policy owner will be brought into compliance through the “automatic rebalancing” program.

For additional information about the Platinum Choice VUL 2 Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the “SAI”), dated August 23, 2019. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Choice VUL 2 Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $50 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC’s Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:

American General Life Insurance Company

2727-A Allen Parkway, Houston, TX 77019

Platinum Choice VUL 2 Flexible Premium Variable Universal Life Insurance

Policy Form Numbers 14904, ICC14-14904

Not available in the state of New York

Distributed by AIG Capital Services, Inc.

Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company (“AGL”) are its responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. (“AIG”). The commitments under the Policies are AGL’s and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

© 2019. American International Group, Inc. All Rights Reserved

For eService and eDelivery, or to view and Print Policy or Fund prospectuses visit us at www.aig.com/eservice

ICA File No. 811-08561

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

PLATINUM CHOICE VUL 2

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

ISSUED BY

AMERICAN GENERAL LIFE INSURANCE COMPANY

Administrative Center:

VUL Administration Department

P.O. Box 305600

Nashville, Tennessee 37230-5600

Telephone: 1-800-340-2765 or 1-713-831-3443

1-888-436-5256 (for hearing impaired)

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 23, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the “Separate Account” or “Separate Account VL-R”) dated August 23, 2019, describing the Platinum Choice VUL 2 flexible premium variable universal life insurance policies (the “Policy” or “Policies”). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company (“AGL” or “Company”) at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus’ definition.

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GENERAL INFORMATION

AGL

We are American General Life Insurance Company (“AGL”). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.

AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

The commitments under the Contracts are AGL’s, and AIG has no legal obligation to back those commitments.

Separate Account VL-R

We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate “divisions,” 46 of which correspond to the 46 variable “investment options” under the Policy. The remaining 42 divisions, and all of these 46 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account’s assets.

SERVICES

AGL and American General Life Companies, LLC (“AGLC”), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware

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business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system (“Affiliates”) at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

AGLC was merged into AGL at the end of 2011. AIG now provides the services that were previously provided by AGLC. During 2018, 2017, and 2016, AGL paid AIG for these services $163,225,360, $108,138,878, and $89,508,561, respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis through AIG Capital Services, Inc. (“ACS”), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the Policies.

We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

•	125% of the premiums received in the first Policy year up to a “target premium”;

•	3.5% of the premiums in excess of the target premium received in Policy year 1;

•	2% of all premiums received in Policy years 2 through 10;

•	a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

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•	any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 125% of the premiums we receive in the first Policy year.

The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The target premium is also the maximum amount of premium to which the first year commission rate applies. Commissions paid on premiums received in excess of the target premium are paid at the excess rate. The target premium is an amount calculated in accordance with the method of calculation and rates from the AGL target premium schedules. AGL may change the target premium schedules from time to time. The target premium applicable to a particular coverage shall be determined from the schedule in force when the first premium for such coverage is entered as paid in accounting records of AGL.

If the total amount of premiums paid in the first Policy year (on a per Policy basis) is less than the target premium, premium received at any time through the second Policy year, up to the balance of the first year target premium, will receive the first Policy year 90% commission rate. Any additional premium received in the second Policy year will be treated as second Policy year premium.

The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

We sponsor a non-qualified deferred compensation plan (“Plan”) for our insurance agents. The Plan is closed to new participants. Some of our agents may be registered representatives of broker-dealers that are or were our affiliates and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

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PERFORMANCE INFORMATION

From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner’s cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

We may compare a division’s performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

ADDITIONAL INFORMATION ABOUT THE POLICIES

The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy’s death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

Unisex policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. In general, we do not offer policies for sale in situations which, under current law, require unisex premiums or benefits. However, we offer the Policies on both a unisex and a sex-distinct basis.

Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

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Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured’s mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the “cost of insurance charge”) for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform “public offering price” for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different “price” for each actuarial category of Policy owners because different cost of insurance rates will apply. The “price” will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit.

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More About the Fixed Account

Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy’s declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

Wrong age or sex. If the age or sex of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

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ACTUARIAL EXPERT

Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary - Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

•	state insurance law or federal income tax law changes;

•	investment management of an investment portfolio changes; or

•	voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio’s adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

FINANCIAL STATEMENTS

[TO BE UPDATED BY AMENDMENT]

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PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution.

	(1)	Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)	Custodian Agreements. Inapplicable.

(c)	Underwriting Contracts.

	(1)	Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (21)

	(2)	Distribution Agreement between American General Life Insurance Company and AIG Capital Services, Inc., entered into as of December 31, 2018. (53)

	(3)	Form of Selling Group Agreement. (47)

	(4)	Schedule of Commissions (Incorporated by reference from the text included under the heading “Distribution of the Policies” in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)	Contracts.

	(1)	Specimen form of “AG Platinum Choice VUL 2” (renamed “AG Platinum Choice VUL 2” as of July 3, 2017) Flexible Premium Variable Universal Life Insurance Policy, Interstate Insurance Compact Version, Policy Form No. ICC14-14904. (47)

	(2)	Specimen form of “Platinum Choice VUL 2” (renamed “Platinum Choice VUL 2” as of August 23, 2019) Flexible Premium Variable Universal Life Insurance Policy, Interstate Insurance Compact Version, Policy Form No. ICC14-14904. (Filed herewith)

	(3)	Specimen form of “AG Platinum Choice VUL 2” Flexible Premium Variable Universal Life Insurance Policy, State Specific Version, Policy Form No. 14904. (47)

	(4)	Form of “Platinum Choice VUL 2” Flexible Premium Variable Universal Life Insurance Policy, Nationwide Non-Compact Version, Policy Form No. 14904. (Filed herewith)

(5)	Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720. (7)

(6)	Specimen form of Guaranteed Minimum Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC14-14291. (46)

(7)	Specimen form of Guaranteed Minimum Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC19-19666. (Filed herewith)

(8)	Specimen form of Guaranteed Minimum Death Benefit Rider, State Specific Version, Form No. 14291. (46)

(9)	Specimen form of Guaranteed Minimum Death Benefit Rider, Nationwide Non-Compact Version, Form No. 19666. (Filed herewith)

(10)	Form of Accidental Death Benefit Rider, Form No. 82012. (29)

(11)	Form of Children’s Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (29)

(12)	Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (29)

(13)	Specimen form of Disclosure of Accelerated Death Benefits (also known as Terminal Illness Rider), Form No. AGLC102084 Rev0917. (52)

(14)	Specimen form of Waiver of Monthly Deduction Rider, State Specific Version, Form No. 14002. (51)

(15)	Form of Overloan Protection Rider, Form No. 07620. (32)

(16)	Specimen form of Supplemental Application for Chronic Illness Accelerated Death Benefit Rider (Accelerated Access SolutionSM), Interstate Insurance Compact Version, Form No.
ICC13-107422-2013 Rev0315. (50)

(17)	Specimen form of Supplemental Application for Chronic Illness Accelerated Death Benefit Rider (Accelerated Access SolutionSM), State Specific Version, Form No. AGLC107422-2013 Rev0315. (50)

(18)	Specimen form of Death Benefit Installment Rider (also referred to as the Select Income Rider), Nationwide, Form No. 15997. (51)

(19)	Specimen form of Enhanced Surrender Value Rider, Interstate Insurance Compact Version, Form No. ICC15-15990. (51)

	(20)	Specimen form of Enhanced Surrender Value Rider, Nationwide, Form No. 15990. (51)

	(21)	Specimen form of Children’s Term Life Insurance Rider, Interstate Insurance Compact Version, Form No. ICC16-16420. (51)

	(22)	Specimen form of Children’s Term Life Insurance Rider, Nationwide, Form No. 16420. (51)

	(23)	Specimen form of Waiver of Specified Premium Rider, Nationwide, Form No. 14306. (51)

	(24)	Form of Waiver of Monthly Deduction Rider, Interstate Insurance Compact Version, Form No. ICC14-14002. (51)

	(25)	Specimen form of Accidental Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC18-18012. (53)

	(26)	Specimen form of Accidental Death Benefit Rider, Nationwide Non-Compact Version, Form No. 18012. (53)

	(27)	Specimen form of Enhanced Surrender Value Rider, Interstate Insurance Compact Version, Form No. ICC15-15990. (Filed herewith)

	(28)	Specimen form of Enhanced Surrender Value Rider, Nationwide Non-Compact Version, Form No. 15990. (Filed herewith)

	(29)	Form of Guaranteed Minimum Cash Value Rider, Interstate Insurance Compact Version, Form No. ICC19-19716. (Filed herewith)

	(30)	Form of Guaranteed Minimum Cash Value Rider, Nationwide Non-Compact Version, Form No. 19716. (Filed herewith)

(e)	Applications.

	(1)	Specimen form of Individual Life Insurance Application Single Insured - Part A, Form No. ICC15-108087 rev0218. (53)

	(2)	Specimen form of Life Insurance Application - Part B (Medical History), Form No. ICC15-108088 rev0516. (51)

	(3)	Specimen Form of Variable Universal Life Insurance Supplemental Application, Nationwide Non-Compact Version, Form No. AGLC107631-2019. (Filed herewith)

	(4)	Form of Variable Universal Life Insurance Supplemental Application, Interstate Insurance Compact Version, Form No. ICC19-107631. (Filed herewith)

	(5)	Specimen form of Service Request Form, Form No. AGLC107952_0519. (Filed herewith)

	(6)	Specimen form of Absolute Assignment, Form No. AGLC0010-2011 Rev0315. (50)

	(7)	Specimen form of Collateral Assignment, Form No. AGLC0205 Rev0617. (52)

	(8)	Specimen form of Name and Address Change, Form No. AGLC0222 Rev0617. (52)

	(9)	Specimen form of Change of Ownership, Form No. AGLC0013 Rev0617. (53)

	(10)	Specimen form of Change of Beneficiary, Form No. AGLC0108 Rev0617. (53)

	(11)	Specimen form of New Business Supplemental Application for Individual Life Insurance, Form No. ICC17-111268. (53).

	(12)	Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 rev0617. (53)

	(13)	Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev0617. (53)

	(14)	Specimen form of Service Request, Form No. AGLC0107 Rev0418. (53)

	(15)	Specimen form of Request for Investment Division/Series Transfer Form, Form No. AGLC100553 Rev0815. (53)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	(1)	Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

	(2)	Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

	(3)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)	Reinsurance Contracts.

	(1)	Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (31)

	(2)	Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (31)

	(3)	Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (31)

	(4)	Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (31)

	(5)	Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (45)

(h)	Participation Agreements.

(1)(a)

Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

(1)(b)

Form of Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (15)

(1)(c)

Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (23)

(1)(d)

Form of Amendment No. 10 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (34)

(1)(e)

Form of Amendment No. 12 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (39)

	(1)(f)	Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American

General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (42)

(2)(a)	Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (14)

(3)(a)	Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (13)

(3)(b)

Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (25)

(3)(c)

Specimen Form of Amendment No. 3 to Shareholder Services Agreement by and among American General Life Insurance Company, American Century Services, LLC and American Century Investment Services, Inc. (51)

(4)(a)

Form of Fund Participation Agreement among American General Life Insurance Company (successor by merger with AIG SunAmerica Life Assurance Company), American Funds Insurance Series and Capital Research and Management Company. (48)

(4)(b)

Form of Amendment No. 3 to the Fund Participation Agreement between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as AIG SunAmerica Life Assurance Company and as Anchor National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (44)

(4)(c)

Form of Amendment No. 6 to the Fund Participation Agreement between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as AIG SunAmerica Life Assurance Company and as Anchor National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (47)

(4)(d)

Consent to Assign between American General Life Insurance Company (successor by merger to SunAmerica Annuity and Life Assurance Company and formerly known as AIG SunAmerica Life Assurance Company and as Anchor National Life Insurance Company), American Funds Insurance Series and Capital Research and Management Company. (44)

(5)(a)	Form of Participation Agreement by and between American General Life Insurance Company and Anchor Series Trust (44)

(5)(b)	Form of Amendment 1 to Participation Agreement by and between American General Life Insurance Company and Anchor Series Trust (47)

(6)(a)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company dated April 27, 2012. (44)

(6)(b)	Form of Amendment No. 1 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (47)

(7)(a)

Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (24)

(7)(b)

Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (28)

(7)(c)

Form of Amendment No. 4 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (34)

(7)(d)

Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (38)

(7)(e)

Form of Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (45)

(7)(f)

Form of Amendment to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (47)

(8)(a)	Form of Fund Participation Agreement by and among American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan

Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (41)

(8)(b)

Form of Fund Amendment No. 3 to Participation Agreement by and among American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. (47)

(9)(a)	Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (16)

(9)(b)	Form of Amendment No. 8 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (39)

(9)(c)	Form of Amendment No. 11 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (47)

(9)(d)	Form of Amendment to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (50)

(10)(a)	Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

(10)(b)	Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (16)

(10)(c)	Form of Amendment No. 14 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (39)

(10)(d)	Form of Letter Amendment to the Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (31)

(10)(e)	Form of Amendment No. 16 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (47)

(11)(a)	Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (13)

(11)(b)

Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (13)

(11)(c)	Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (30)

(11)(d)	Form of Amendment No. 3 to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (47)

(12)(a)	Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (18)

(12)(b)	Form of Amendment No. 5 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (39)

(12)(c)	Form of Amendment No. 7 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (47)

(13)(a)	Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (16)

(13)(b)	Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (27)

(13)(c)	Form of Amendment No. 2 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (37)

(13)(d)

Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (43)

(13)(e)	Form of Fourth Amendment to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (49)

(14)(a)	Form of Participation Agreement by and between American General Life Insurance Company and Seasons Series Trust. (44)

(14)(b)	Form of Amendment 1 to Participation Agreement by and between American General Life Insurance Company and Seasons Series Trust. (47)

(15)(a)	Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (17)

(15)(b)	Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (25)

(15)(c)	Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (20)

(16)(a)

Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

(16)(b)

Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

(16)(c)

Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

(16)(d)

Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, North American Funds Variable Product Series I (formerly American General Series Portfolio Company), American General Distributors, Inc. (formerly American General Securities Incorporated) and American General Life Insurance Company. (15)

(16)(e)	Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, VALIC Company I (formerly

North American Funds Variable Product Series I), American General Equity Services Corporation (formerly American General Distributors, Inc.) and American General Life Insurance Company. (20)

(16)(f)

Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (39)

(16)(g)

Form of Amendment Eleventh to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (41)

(16)(h)

Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (42)

(16)(i)

Form of Thirteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (44)

(16)(j)

Form of Fourteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (47)

(17)(a)	Form of Participation Agreement among American General Life Insurance Company, The Variable Annuity Life Insurance Company, VALIC Company II and American General Distributors, Inc. (44)

(17)(b)	Form of Amendment 1 to Participation Agreement among American General Life Insurance Company, The Variable Annuity Life Insurance Company, VALIC Company II and American General Distributors, Inc. (47)

(18)(a)	Specimen form of Administrative Services Agreement between American General Life Insurance Company and Invesco Advisers, Inc. (51)

(18)(b)	Specimen form of Account Services Agreement by and between American General Life Insurance Company and Invesco Distributors, Inc. (51)

(18)(c)	Specimen form of Second Amendment to the Account Services Agreement by and between American General Life Insurance Company and Invesco Distributors, Inc. (51)

(19)(a)	Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (14)

(20)(a)	Form of Shareholder Services Agreement by and between Anchor Series Trust and American General Life Insurance Company. (44)

(21)(a)

Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (44)

(22)(a)	Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (16)

(22)(b)	Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (30)

(23)(a)	Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

(23)(b)	Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (19)

(23)(c)	Form of Amendment No. 8 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (38)

(23)(d)	Form of Amendment No. 9 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (47)

(24)(a)	Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (16)

(25)(a)	Form of Amended and Restated Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (47)

(26)(a)	Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (18)

(26)(b)	Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (27)

(26)(c)	Form of Amendment No. 5 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (39)

(26)(d)	Form of Amendment No. 7 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (47)

(27)(a)	Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (16)

(27)(b)	Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (40)

(27)(c)	Form of Amendment No. 2 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (49)

(27)(d)	Form of Amendment to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (52)

(28)(a)	Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (16)

(28)(b)	Form of Amendment No. 2 to PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Investments LLC. (49)

(29)(a)	Form of Shareholder Services Agreement by and between Seasons Series Trust and American General Life Insurance Company. (44)

(30)(a)	Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (17)

(30)(b)	Form of Amendment No. 4 to Administrative Services Agreement by and between SunAmerica Asset Management, LLC and American General Life Insurance Company. (47)

(31)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between AIM/Invesco and American General Life Insurance Company. (31)

(32)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (31)

(33)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (31)

(34)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between American Funds and American General Life Insurance Company. (49)

(34)(b)	Form of Amendment No. 2 to SEC Rule 22c-2 Information Sharing Agreement between American Funds and American General Life Insurance Company. (49)

(35)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Anchor Series Trust and American General Life Insurance Company. (44)

(36)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (31)

(37)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (31)

(38)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (41)

(39)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (47)

(40)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (31)

(41)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (31)

	(42)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (31)

	(43)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (31)

	(43)(b)	Form of Amendment No. 1 to SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (49)

	(44)(a)	Form of SEC Rule 22c-2 Information sharing Agreement between Seasons Series Trust and American General Life Insurance Company. (44)

	(45)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (31)

	(46)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company I and American General Life Insurance Company. (31)

	(47)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company II and American General Life Insurance Company. (49)

	(48)(a)	Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (45)

(i)	Administrative Contracts.

	(1)(a)	Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (12)

	(1)(b)	Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (12)

	(1)(c)	Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (12)

	(1)(d)	Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (12)

	(1)(e)	Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (12)

	(1)(f)	Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

	(1)(g)	Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (25)

	(1)(h)	Specimen form of Addendum No. 45 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and AIG Capital Services, Inc. (successor to American General Equity Services Corporation), dated October 1, 2017. (52)

(j)	Other Material Contracts.

	(1)	Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (45)

	(2)	Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (50)

(k)	Legal Opinion.

	(1)	Opinion of Counsel and Consent of Depositor. (47)

(l)	Actuarial Opinion.

	(1)	Opinion and Consent of American General Life Insurance Company’s actuary. (47)

(m)	Calculation. None

(n)	Other Opinions.

(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (To be filed by amendment)

(o)	Omitted Financial Statements. None

(p)	Initial Capital Agreements. None

(q)	Redeemability Exemption.

(1) Description of American General Life Insurance Company’s Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2018. (52)

(r)	Powers of Attorney.

(1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (52)

(2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (53)

(1)	Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2)	Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3)	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4)	Intentionally left blank.

(5)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 17, 2004.

(8)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9)	Intentionally left blank.

(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11)	Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(12)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(13)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(14)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(15)	Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(16)	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(17)	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(18)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(19)	Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(20)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(21)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(22)	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(23)	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(24)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(25)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(26)	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(27)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(28)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(29)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(30)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(31)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(32)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(33)	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on July 16, 2007.

(34)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-143072) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(35)	Intentionally left blank.

(36)	Intentionally left blank.

(37)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(38)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(39)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.

(40)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

(41)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.

(42)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(43)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(44)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(45)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

(46)	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on May 22, 2014

(47)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on November 3, 2014.

(48)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-137892) of American General Life Insurance Company (formerly AIG SunAmerica Life Assurance Company) Variable Separate Account filed on April 26, 2007.

(49)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2015.

(50)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.

(51)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 28, 2017.

(52)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2018.

(53)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2019.

Item 27. Directors and Officers of the Depositor

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

Kevin T. Hogan (3)	Director, Chairman of the Board, Chief Executive Officer, and President
Jana W. Greer (1)	Director and Chief Executive Officer, Individual Retirement
Jonathan J. Novak (5)	Director and President, Institutional Markets
Thomas J. Diemer	Director, Executive Vice President and Chief Financial Officer
Katherine A. Anderson	Director, Senior Vice President and Chief Risk Officer
Michael P. Harwood	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Craig A. Sabal (6)	Director, Senior Vice President and Chief Investment Officer
Terri N. Fiedler	Director
Adam C. Winslow (3)	Director
Todd P. Solash (1)	President, Individual Retirement
James Bracken (3)	Executive Vice President, Head of Legacy Portfolio
Evelyn Curran	Executive Vice President
Craig A. Anderson	Senior Vice President and Life Controller
Axel P. Andre (5)	Senior Vice President, Market Risk Management
Timothy M. Heslin (2)	Senior Vice President, Chief Life Product and Underwriting Officer
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
William C. Kolbert (4)	Senior Vice President and Business Information Officer
Gabriel A. Lopez (1)	Senior Vice President, Individual Retirement Operations
Christopher V. Muchmore (1)	Senior Vice President, Market Risk Management
Christine A. Nixon (1)	Senior Vice President
Bryan A. Pinsky (1)	Senior Vice President, Individual Retirement Products
Sai P. Raman (4)	Senior Vice President, Institutional Markets
Sabyasachi Ray (3)	Senior Vice President and Chief Operating Officer
Justin J.W. Caulfield (3)	Vice President and Treasurer
Lisa K. Gerhart	Vice President and Assistant Life Controller

Julie Cotton Hearne	Vice President and Secretary
Mallary L. Reznik (1)	Vice President, General Counsel and Assistant Secretary
Mark A. Peterson (2)	Vice President, Distribution
Michael E. Treske (1)	Vice President, Distribution
Leo W. Grace	Vice President, Product Filing
Christina M. Haley (1)	Vice President, Product Filing
Tracey E. Harris	Vice President, Product Filing
Mary M. Newitt (1)	Vice President, Product Filing
Daniel R. Cricks	Vice President and Tax Officer
Michael J. Kirincic (6)	Vice President and Tax Officer
Stephen G. Lunanuova (6)	Vice President and Tax Officer
Barbara J. Moore	Vice President and Tax Officer
T. Clay Spires	Vice President and Tax Officer
Frank Kophamel	Vice President and Appointed Actuary
Michelle D. Campion (5)	Vice President
Jeffrey S. Flinn	Vice President
Manda Ghaferi (1)	Vice President
William L. Mask	Vice President
Jennifer N. Miller (5)	Vice President
Thomas A. Musante (5)	Vice President
Stewart R. Polakov (1)	Vice President
Jennifer A. Roth (1)	Vice President, 38a-1 Compliance Officer
Edward P. Voit (7)	Vice President
Amanda K. Ouslander	Anti-Money Laundering and Economic Sanctions Compliance Officer
Rosemary Foster	Assistant Secretary
David J. Kumatz (2)	Assistant Secretary
Virginia N. Puzon (1)	Assistant Secretary
Grace D. Harvey (2)	Illustration Actuary
Laszlo Kulin (6)	Investment Tax Officer
Alireza Vaseghi (3)	Managing Director and Chief Operating Officer, Institutional Markets
Melissa H. Cozart	Privacy Officer

(1)	21650 Oxnard Street, Woodland Hills, CA 91367
(2)	340 Seven Springs Way, Brentwood, TN 37027
(3)	175 Water Street, New York, NY 10038
(4)	50 Danbury Road, Wilton, CT 06897
(5)	777 S. Figueroa Street, Los Angeles, CA 90017
(6)	80 Pine Street, New York, NY 10005
(7)	301 Grant Street, Pittsburgh, PA 15219

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC file Number 001-08787, accession number 0000005272-19-000023, filed February 15, 2019. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 30. Principal Underwriters

(a) Other Activity. Registrant’s principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

American General Life Insurance Company

Variable Separate Account

Variable Annuity Account One

Variable Annuity Account Two

Variable Annuity Account Four

Variable Annuity Account Five

Variable Annuity Account Seven

Variable Annuity Account Nine

Separate Account A

Separate Account D

Separate Account I

Separate Account II

Separate Account VA-1

Separate Account VA-2

Separate Account VUL

Separate Account VUL-2

AG Separate Account A

The United States Life Insurance Company in the City of New York

FS Variable Separate Account

FS Variable Annuity Account One

FS Variable Annuity Account Two

FS Variable Annuity Account Five

Separate Account USL VA-R

Separate Account USL VL-R

Separate Account USL A

Separate Account USL B

The Variable Annuity Life Insurance Company

Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

Name and Principal Business Address*	Positions and Offices with Underwriter AIG Capital Services, Inc.

Peter A. Harbeck (1)	Director
Stephen A. Maginn	Director and Senior Vice President
James T. Nichols (1)	Director, President and Chief Executive Officer
Michael E. Treske	Chief Distribution Officer, Mutual Funds and Variable Annuities
Michael Fortey (2)	Chief Compliance Officer
Frank Curran (1)	Vice President, Chief Financial Officer, Chief Operating Officer, Controller and Treasurer
John T. Genoy (1)	Vice President
Mallary L. Reznik	Vice President
Julie Cotton Hearne (2)	Vice President and Secretary
Daniel R. Cricks (2)	Vice President, Tax Officer
T. Clay Spires (2)	Vice President, Tax Officer

Name and Principal Business Address*	Positions and Offices with Underwriter AIG Capital Services, Inc.
Virginia Puzon	Assistant Secretary
Rosemary Foster (2)	Assistant Secretary

*Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

(1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

(2) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
AIG Capital Services, Inc.	0	0	0	0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Administrative Office located at 340 Seven Springs Way, MC430, Brentwood, Tennessee 37027-5098.

Item 32. Management Services        Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, has duly caused this post-effective amendment to the registration statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 21st day of June, 2019.

AGL Separate Account VL-R
(Registrant)

BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)

BY:	/s/ CRAIG A. ANDERSON
CRAIG A. ANDERSON
SENIOR VICE PRESIDENT AND LIFE CONTROLLER

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*KEVIN T. HOGAN KEVIN T. HOGAN	Director, Chairman of the Board, Chief Executive Officer, and President	June 21, 2019

*KATHERINE A. ANDERSON KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer	June 21, 2019

*THOMAS J. DIEMER THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer	June 21, 2019

	Director, Senior Vice President and Chief Distribution Officer	June __, 2019
TERRI N. FIEDLER

*JANA W. GREER JANA W. GREER	Director	June 21, 2019

*MICHAEL P. HARWOOD MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary	June 21, 2019

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director and Chief Executive Officer, Institutional Markets	June 21, 2019

*CRAIG A. SABAL CRAIG A. SABAL	Director, Senior Vice President and Chief Investment Officer	June 21, 2019

	Director and Chief Executive Officer, Life Insurance	June __, 2019
ADAM C. WINSLOW

/s/ CRAIG A. ANDERSON CRAIG A. ANDERSON	Senior Vice President and Life Controller	June 21, 2019

/s/ MANDA GHAFERI *MANDA GHAFERI	Attorney-In-Fact	June 21, 2019

EXHIBIT INDEX

Item 26. Exhibits

(d)(2)

Specimen form of “Platinum Choice VUL 2” (renamed “Platinum Choice VUL 2” as of August 23, 2019) Flexible Premium Variable Universal Life Insurance Policy, Interstate Insurance Compact Version, Policy Form No. ICC14-14904.

(d)(4)	Form of “Platinum Choice VUL 2” Flexible Premium Variable Universal Life Insurance Policy, Nationwide Non-Compact Version, Policy Form No. 14904.

(d)(7)	Specimen form of Guaranteed Minimum Death Benefit Rider, Interstate Insurance Compact Version, Form No. ICC19-19666.

(d)(9)	Specimen form of Guaranteed Minimum Death Benefit Rider, Nationwide Non-Compact Version, Form No. 19666.

(d)(27)	Specimen form of Enhanced Surrender Value Rider, Interstate Insurance Compact Version, Form No. ICC15-15990.

(d)(28)	Specimen form of Enhanced Surrender Value Rider, Nationwide Non-Compact Version, Form No. 15990.

(d)(29)	Form of Guaranteed Minimum Cash Value Rider, Interstate Insurance Compact Version, Form No. ICC19-19716.

(d)(30)	Form of Guaranteed Minimum Cash Value Rider, Nationwide Non-Compact Version, Form No. 19716.

(e)(3)	Specimen Form of Variable Universal Life Insurance Supplemental Application, Nationwide Non-Compact Version, Form No. AGLC107631-2019.

(e)(4)	Form of Variable Universal Life Insurance Supplemental Application, Interstate Insurance Compact Version, Form No. ICC19-107631.

(e)(5)	Specimen form of Service Request Form, Form No. AGLC107952_0519.